File Nos. 333-69647
                                                                       811-09167
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION  STATEMENT  UNDER  THE SECURITIES ACT OF 1933                 [ ]
      Pre-Effective   Amendment  No.  ___                                  [ ]
      Post-Effective  Amendment  No.  _4_                                  [X]
REGISTRATION  STATEMENT  UNDER  THE INVESTMENT COMPANY ACT OF 1940         [ ]
      Amendment  No.  _5_                                                  [X]


                        (Check appropriate box or boxes.)

     FSL SEPARATE ACCOUNT M
     -----------------------------------------
     (Exact Name of Registrant)

     Fidelity Security Life Insurance Company
     -----------------------------------------
     (Name of Depositor)

      3130 Broadway, Kansas City, Missouri                          64111-2406
     ------------------------------------------------------------   ----------
     (Address of Depositor's Principal Executive Offices)           (Zip Code)

Depositor's Telephone Number, including Area Code (800) 648-8624

     Name and Address of Agent for Service
          David James Smith
          Senior Vice President and Secretary
          Fidelity Security Life Insurance Company
          3130 Broadway
          Kansas City, Missouri 64111-2406

     Copies to:
          Judith A. Hasenauer, Esq.
          Blazzard, Grodd & Hasenauer, P.C.
          4401 West Tradewinds Avenue, Suite 207
          Lauderdale by the Sea, FL 33308
          (954) 771-7909

It is proposed that this filing will become effective:

_____ immediately upon filing pursuant to paragraph (b) of Rule 485
__X__ on May 1, 2003 pursuant to paragraph (b) of Rule 485
_____ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
_____ on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following:

     ____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Registered:
Individual Variable Annuity Contracts

                         CROSS REFERENCE SHEET
                         (Required by Rule 495)

Item No.                                                 Location
- --------                                               --------

                                     PART A

Item 1.   Cover Page                                    Cover Page

Item 2.   Definitions                                   Index of Special Terms

Item 3.   Synopsis                                      Highlights

Item 4.   Condensed Financial Information               Appendix

Item 5.   General Description of Registrant, Depositor,
          and Portfolio Companies                       Investment Choices,
                                                        The Company,
                                                        Other Information

Item 6.   Deductions and Expenses                       Expenses

Item 7.   General Description of Variable Annuity
          Contracts                                     The Annuity Contract

Item 8.   Annuity Period                                Annuity Payments

Item 9.   Death Benefit                                 Death Benefit

Item 10.  Purchases and Contract Value                  Purchase, Contract Value

Item 11.  Redemptions                                   Surrenders

Item 12.  Taxes                                         Taxes

Item 13.  Legal Proceedings.                            Other Information

Item 14.  Table of Contents of the Statement of
          Additional Information                        Other Information

                         CROSS REFERENCE SHEET (CONT'D)
                             (Required by Rule 495)

Item No.                                        Location
- --------                                      --------

                                     PART B

Item 15.  Cover Page                            Cover Page

Item 16.  Table of Contents.                    Table of Contents

Item 17.  General Information and History       Company

Item 18.  Services                              Not Applicable

Item 19.  Purchase of Securities Being Offered  Not Applicable

Item 20.  Underwriters                          Distribution

Item 21.  Calculation of Performance Data       Performance
                                                Information

Item 22.  Annuity Payments.                     Annuity Provisions

Item 23.  Financial Statements                  Financial Statements

                                     PART C

Information required to be included in Part C is set forth under the appropriate Item so numbered, in Part C to this Registration Statement.


                                     PART A

                    FIDELITY SECURITY LIFE INSURANCE COMPANY
                             FSL SEPARATE ACCOUNT M
                      FSL flexible Premium variable annuity

This prospectus describes the variable annuity contract offered by Fidelity Security Life Insurance Company (we, us, our). This is an individual deferred variable annuity. The contract is offered as a non-qualified annuity, an individual retirement annuity (IRA), as a tax sheltered annuity (TSA), or pursuant to other qualified plans. This contract provides for accumulation of contract values and annuity payments on a fixed and variable basis.

The contract has a number of investment choices (1 fixed account and 5 investment options). The fixed account is part of our general assets and provides an investment rate guaranteed by us. The 5 investment options available are portfolios of Investors Mark Series Fund, Inc. and Janus Aspen Series, which are listed below. You can put your money in any of these options which are offered through our separate account, the FSL Separate Account M.

Investors Mark Series Fund, Inc.
     Money Market Portfolio
     Growth & Income Portfolio
     Large Cap Growth Portfolio
     Small Cap Equity Portfolio

Janus Aspen Series (Institutional Shares)

     Janus Aspen Series International Growth Portfolio*

* Effective on or about March 21, 2003, the Berger IPT-International Fund of Berger Institutional Products Trust was reorganized into the Janus Aspen Series International Growth Portfolio of Janus Aspen Series.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the contract.

To learn more about the contract, you can obtain a copy of the Statement of Additional Information (SAI) (dated May 1, 2003). The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page __ of this prospectus. For a free copy of the SAI, call us at
(800) 648-8624 or write to: Fidelity Security Life Insurance Company, Annuity Products, 3130 Broadway, Kansas City, MO 64111-2406.

The Contracts:

     * are not bank deposits.

     * are not federally insured.

     * are not endorsed by any bank or governmental agency.

     * are not guaranteed and may be subject to loss of principal.

The SEC has not approved these contracts or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

May 1, 2003



              TABLE OF CONTENTS

INDEX OF SPECIAL TERMS

HIGHLIGHTS

FSL SEPARATE ACCOUNT M TABLE OF FEES AND EXPENSES

THE COMPANY

THE ANNUITY CONTRACT

PURCHASE

INVESTMENT CHOICES

EXPENSES

CONTRACT VALUE

SURRENDERS

DEATH BENEFIT

ANNUITY PAYMENTS

OTHER BENEFITS

TAXES

PERFORMANCE

OTHER INFORMATION

APPENDIX

                             INDEX OF SPECIAL TERMS

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page indicated here is where we believe you will find the best explanation for the word or term. These words and terms are in italics on the indicated page.

Accumulation Phase

Accumulation Unit

Annuitant

Annuity Date

Annuity Options

Annuity Payments

Annuity Unit

Beneficiary

Income Phase

Investment Options

Non-Qualified

Qualified


                                   HIGHLIGHTS

The variable annuity contract that we are offering is a contract between you, the owner, and us, the insurance company. The contract provides a means for investing on a tax-deferred basis in our fixed account and 5 investment options. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options.

The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. If you make a withdrawal during the accumulation phase, we may also assess a surrender charge of up to 7%. The income phase occurs when you begin receiving regular payments from your contract.

You can choose to receive annuity payments on a variable basis, fixed basis or combination of both. If you choose variable payments, the amount of the variable annuity payments will depend upon the investment performance of the investment options you select for the income phase. If you choose fixed payments, the amount of the fixed annuity payments are level for the payout period.

Free Look. If you cancel the contract within 10 days after receiving it (or whatever period is required in your state), we will send your money back without assessing a surrender charge. You will receive whatever your contract is worth on the day we receive your request. This may be more or less than your original payment. If we are required by law to return your original payment, we will put your money in the Money Market Portfolio during the free-look period plus 5 days.

Tax Penalty. The earnings in your contract are not taxed until you take money out of your contract. If you take money out during the accumulation phase, earnings come out first and are taxed as income. If you are younger than 59-1/2 when you take money out, you may be charged a 10% federal tax penalty on those earnings. Payments during the income phase are considered partly a return of your original investment.

Inquiries. If you need more information, please contact us at:

     Fidelity Security Life Insurance Company
     Annuity Products
     3130 Broadway
     Kansas City, MO 64111-2406
     (800) 648-8624


                FSL SEPARATE ACCOUNT M TABLE OF FEES AND EXPENSES

The following tables describes the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment choices. State premium taxes may also be deducted.

Owner Transaction Expenses

Surrender Charge: (as a percentage of purchase payments surrendered - see Notes 1, 2 and 3)



                           Easy Pay          Lump Sum
                         ------------------------------------

                              6%                7%



Transfer Fee:
(See Notes 4 & 5)          No charge for the first 12 transfers
                           in a contract year during the
                           accumulation phase; thereafter, the fee
                           is $50 per transfer. There is no charge
                           for the 4 allowable transfers in a
                           contract year during the income phase.

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including investment option fees and expenses.

Separate Account Annual Expenses: (as a percentage of the average account value)

Mortality and Expense Risk Fees: (See Note 6)
     Lump Sum              0.90%
     Easy Pay              1.50% (0.90% (if contract value exceeds $100,000)*

Total Separate Account Annual Expenses:
Lump Sum                   0.90%
Easy Pay                   1.50% (0.90% if contract value exceeds $100,000)*

* Once your contract value reaches $100,000, it will be assessed the lower charge even if the contract value is later reduced by changes in market value or withdrawals.

The next item shows the minimum and maximum total operating expenses charged by the investment options that you may pay periodically during the time that you own the contract. More detail concerning each investment option's fees and expenses is contained in the prospectus for each investment option.




Total Annual Investment Option Operating Expenses            Minimum         Maximum
                                                             --------        --------

(expenses that are deducted from an investment option's
assets, including management fees, distribution and/or
service (12b-1) fees, and other expenses)                     .74%            1.82%


                                                             Minimum         Maximum
                                                             --------        --------

Total Annual Net Fund Operating Expenses
After Fee Waiver and/or Expense Reimbursement*                .50%            1.05%

* The range of Total Annual Net Operating Expenses takes into account contractual arrangements for certain Portfolios that require the adviser to waive or reimburse operating expenses until at least May 1, 2004.

Examples

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses,and investment option fees and expenses. There are two sets of examples below. The first set assumes your purchase payments are Lump Sum payments or that your contract value exceeds $100,000. The second set assumes that you are only making Easy Pay purchase payments to your contract and that your contract value does not exceed $100,000.

The examples assume that you invest $10,000 in the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of any of the investment options. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

LUMP SUM PAYMENT - ASSUMING MAXIMUM INVESTMENT OPTION EXPENSES

(1) If you surrender your contract at the end of the applicable time period:

1 year         3 years         5 years         10 years

$895.00       $1,133.06       $1,441.91        $2,784.40

(2) If you do not surrender your contract or if you begin the income phase:

1 year         3 years         5 years         10 years

$195.00       $633.06         $1,141.91        $2,784.40

LUMP SUM PAYMENT - ASSUMING MINIMUM INVESTMENT OPTION EXPENSES

(1) If you surrender your contract at the end of the applicable time period:

1 year         3 years         5 years         10 years

$840.00       $956.90        $1,128.47        $2,046.08

(2) If you do not surrender your contract or if you begin the income phase:

1 year         3 years         5 years         10 years

$140.00       $456.90        $828.47          $2,046.08

EASY PAY PAYMENTS - ASSUMING MAXIMUM INVESTMENT OPTION EXPENSES

(1) If you surrender your contract at the end of the applicable time period:

1 year         3 years         5 years         10 years

$855.00       $1,423.10       $1,976.31       $3,650.41

(2) If you do not surrender your contract or if you begin the income phase:

1 year         3 years         5 years         10 years

$255.00       $823.10         $1,476.31       $3,550.41

EASY PAY PAYMENTS - ASSUMING MINIMUM INVESTMENT OPTION EXPENSES

(1) If you surrender your contract at the end of the applicable time period:

1 year         3 years         5 years         10 years

$800.00       $1,248.95       $1,670.08        $2,949.79

(2) If you do not surrender your contract or if you begin the income phase:

1 year         3 years         5 years         10 years

$200.00       $648.95         $1,170.08        $2,849.79

     Notes to Table of Fees, Expenses and Examples

1. The contract provides for several circumstances under which we will waive or reduce the surrender charge.

2. You can purchase a contract and add to it by making payments in one of two ways:

     * Lump Sum  payments - any payment of $5,000 or more;  or
     * Easy Pay payments - any payment of $50 or more but lower than $5,000.

3. The Surrender Charge decreases each complete year from receipt of the Purchase Payments as follows:

      Number of Complete Years from                 Surrender Charge
       Receipt of Purchase Payments              Easy Pay         Lump Sum
      ------------------------------            --------         ---------

                  0-1                              6%                7%
                  1                                6%                6%
                  2                                6%                5%
                  3                                5%                4%
                  4                                5%                3%
                  5                                4%                2%
                  6                                3%                1%
                  7                                2%                0%
                  8                                2%                0%
                  9                                1%                0%
             10 and thereafter                     0%                0%

4. We charge $50 per transfer during the accumulation phase for any transfers after 12 in any contract year.

5.   When you  transfer  contract  values from one of our annuity  contracts  to
     another,   we  assess  an  internal  transfer  fee  of  2%  of  the  amount transferred.

6. The contract refers to a Product Expense Charge. This charge is equivalent to the aggregate charges that until recently were referred to as a Mortality and Expense Risk Charge and an Administrative Charge by many companies issuing variable annuity contracts. Throughout this prospectus we will refer to this charge as a Product Expense Charge.


THERE IS AN ACCUMULATION UNIT VALUE HISTORY (CONDENSED FINANCIAL INFORMATION) CONTAINED IN THE APPENDIX TO THIS PROSPECTUS.


THE COMPANY

Fidelity Security Life Insurance Company, 3130 Broadway, Kansas City, Missouri 64111-2406, is a stock life insurance company. We were originally incorporated on January 17, 1969, as a Missouri Corporation. We are principally engaged in the sale of life insurance and annuities. We are licensed in the District of Columbia and all states except New York, where we are only admitted as a reinsurer. Fidelity Security Life Insurance Company is majority owned by Richard
F. Jones (an individual).

THE ANNUITY CONTRACT

This Prospectus describes the variable annuity contract that we are offering. An annuity is a contract between you, the owner, and us, the insurance company, where we promise to pay you an income, in the form of annuity payments, beginning on a designated date in the future. Until you decide to begin receiving annuity payments, your annuity is in the accumulation phase. Once you begin receiving annuity payments, your contract enters the income phase.

The contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract.

The contract is called a variable annuity because you can choose among the investment options, and depending upon market conditions, you can make or lose money in any of these options. If you select the variable annuity portion of the contract, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the investment option(s) you select as well as the interest we credit to the fixed account.

You can choose to receive annuity payments on a variable basis, fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments you receive will depend upon the investment performance of the investment option(s) you select for the income phase. If you select to receive payments on a fixed basis, the payments you receive will remain level.

PURCHASE

Purchase Payments

A purchase payment is the money you give us to buy the contract. You can make payments in two ways:

     * as Lump Sum payments; or

     * as Easy Pay payments.

A Lump Sum payment is any payment of $5,000 or more. Easy Pay payments are designed to give you the opportunity to make regular payments to your contract. The minimum Easy Pay payment, whether for your initial payment or a subsequent payment, we will accept is $50. The maximum total of all purchase payments we will accept for the contract without our prior consent is $500,000.

Allocation of Purchase Payments

When you purchase a contract, you choose how we will apply your purchase payments among the investment options. If you make additional purchase payments, we will allocate them in the same way as your first purchase payment, unless you tell us otherwise.

Free Look. If you change your mind about owning this contract, you can cancel it within 10 days after receiving it (or the period required in your state, which is shown on page 1 of your contract). When you cancel the contract within this time period, we will not assess a surrender charge. You will receive back whatever your contract is worth on the day we receive your request. In certain states, or if you have purchased the contract as an IRA, we may be required to give you back your purchase payment if you decide to cancel your contract within 10 days after receiving it (or whatever period is required in your state). If that is the case, we will put your purchase payment in the Money Market Portfolio for 15 days before we allocate your first purchase payment to the investment option(s) you have selected. (In some states, the period may be longer.) If we do allocate your purchase payment to the Money Market Portfolio and you exercise your free look right, we will return the greater of your contract value or your purchase payments.

Once we receive your purchase payment and the necessary information, we will issue your contract and allocate your first purchase payment within two business days. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete this process within five business days, we will either send back your money or get your permission to keep it until we get all of the necessary information. If you add more money to your contract by making additional purchase payments, we will credit those amounts to your contract within one business day. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time.

INVESTMENT CHOICES

The contract offers you the choice of allocating purchase payments to our fixed account or to one or more of the investment options which are listed below. Additional investment options may be available in the future.

You should read the prospectuses for these funds carefully before investing.

Copies of these prospectuses are attached to this prospectus. Certain investment options contained in the fund prospectuses may not be available with your contract.

Investors Mark Series Fund, Inc.

Investors Mark Series Fund, Inc. is managed by Investors Mark Advisor, LLC (Adviser). Investors Mark Series Fund, Inc. is a mutual fund with multiple portfolios, four of which are available under the contract. Each portfolio has a different investment objective. The Adviser has engaged sub-advisers to provide investment advice for the individual portfolios. The following portfolios are available under the contract:

* Money Market Portfolio - Standish Mellon Asset Management Company LLC (formerly, Standish, Ayer & Wood, Inc.) is the sub-adviser.

*    Growth & Income Portfolio - Lord, Abbett & Co. LLC is the sub-adviser.

* Large Cap Growth Portfolio - Columbia Management Advisers, Inc. (formerly, Stein Roe & Farnham Incorporated) is the sub-adviser.

* Small Cap Equity Portfolio - Columbia Management Advisers, Inc. (formerly, Stein Roe & Farnham Incorporated) is the sub-adviser.

Janus Aspen Series (Institutional Shares)

Janus Aspen Series is a mutual fund with multiple portfolios, one of which is available under the contract. Janus Capital Management LLC is the investment adviser. Effective on or about March 21, 2003, the Berger IPT-International Fund of Berger Institutional Products Trust was reorganized into the Janus Aspen Series International Growth Portfolio of Janus Aspen Series.

Janus Aspen Series International Growth Portfolio

The investment objectives and policies of certain of the investment options are similar to the investment objectives and policies of other mutual funds that certain of the investment advisers manage. Although the objectives and policies may be similar, the investment results of the investment options may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the investment options have the same investment advisers.

An investment option's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on an investment option with a small asset base. An investment option may not experience similar performance as its assets grow.

Shares of the investment options may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with us. Certain investment options may also be sold directly to qualified plans. The investment options believe that offering their shares in this manner will not be disadvantageous to you.

We may enter into  certain  arrangements  under which we are  reimbursed  by the
investment   options'   advisers,   distributors   and/or   affiliates  for  the
administrative services which we provide to the options.

Fixed Account

During the accumulation phase, you may allocate purchase payments and contract values to our fixed account. The fixed account forms a portion of our general account. At our discretion, we may, from time to time, declare an excess interest rate for the fixed account.

General Account

During the income phase, you can select to have your annuity payments paid out of our general account. We guarantee a specified interest rate used in determining the payments. If you choose this option, the payments you receive will remain level. This option is only available during the income phase.

Transfers

You can make transfers as described below. We have the right to terminate or modify these transfer provisions.

You can make transfers by telephone. If you own the contract with a joint owner, unless we are instructed otherwise, we will accept instructions from either you or the other owner. We will use reasonable procedures to confirm that instructions given to us by telephone are genuine. If we fail to use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. However, we will not be liable for following telephone instructions that we reasonably believe to be genuine. We may tape record telephone instructions.

Transfers are subject to the following:

1. Currently, during the accumulation phase, you can make 12 transfers every contract year without charge. You can transfer into the fixed account from the investment options.

2. Currently, during the accumulation phase you can only make one transfer in a calendar quarter out of the fixed account into the investment options. Any transfer made pursuant to this provision is counted in determining any transfer fee.

3. We will assess a $50 transfer fee for each transfer during the accumulation phase in excess of the free 12 transfers allowed per contract year. Transfers made at the end of the free look period by us and any transfers made pursuant to the Dollar Cost Averaging program, the Rebalancing program, or for loans will not be counted in determining the application of any transfer fee.

4. The minimum amount which you can transfer is $500 or your entire value in the investment option or fixed account if it is less. This requirement is waived if the transfer is made in connection with the Dollar Cost Averaging program, the Rebalancing program, or loans.

5. After a transfer is made, you must keep a minimum of $100 in the account (either in the fixed account or an investment option) from which the transfer was made, unless you transfer the entire account.

6.   You may not make a transfer until after the end of the free look period.

7. A transfer will be effected as of the end of a business day when we receive an acceptable transfer request containing all required information. This would include the amount which is to be transferred, and the investment option(s) and/or the fixed account affected.

8.   We are not liable for a transfer made in accordance with your instructions.

9. We reserve the right to restrict transfers between investment options to a maximum of 12 per contract year and to restrict transfers from being made on consecutive business days. We also reserve the right to restrict transfers into and out of the fixed account.

10. Your right to make transfers is subject to modification if we determine, in our sole opinion, that the exercise of the right by one or more owners is, or would be, to the disadvantage of other owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which is considered by us to be to the disadvantage of other owners. A modification could be applied to transfers to, or from, one or more of the investment options and could include, but is not limited to:

     a)   the requirement of a minimum time period between each transfer;

     b) not accepting a transfer request from an agent acting under a power of attorney on behalf of more than one owner; or

     c) limiting the dollar amount that may be transferred between investment options by an owner at any one time.

11. Transfers do not change your allocation instructions for future purchase payments.

12.  Transfers made during the income phase are subject to the following:

     a) you may make 4 transfers each contract year between investment options or between the investment options and the general account;

     b) you may not make a transfer within 3 business days of the annuity calculation date; and

     c) you may not make a transfer from the general account to an investment option.

Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows you to systematically transfer a set amount each month from a selected investment option or the fixed account to any of the other investment options. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. The Dollar Cost Averaging Program is available only during the accumulation phase.

The minimum amount which can be transferred each month is $100. You must have at least $1,200 in the selected investment option or fixed account (or the amount required to complete your program, if less) in order to participate in the Dollar Cost Averaging Program.

We have the right to modify, terminate or suspend the Dollar Cost Averaging Program.

If you participate in the Dollar Cost Averaging Program, the transfers made under the program are not taken into account in determining any transfer fee. If you are participating in the Dollar Cost Averaging Program, you cannot also participate in the Rebalancing Program.

Dollar Cost Averaging does not assure a profit and does not protect against loss in declining markets. Dollar Cost Averaging involves continuous investment in the selected investment option(s) regardless of fluctuating price levels of the investment option(s). You should consider your financial ability to continue the Dollar Cost Averaging Program through periods of fluctuating price levels.

Rebalancing Program

Once your money has been allocated among the investment options, the performance of the selected options may cause your allocation to shift. You can direct us to automatically rebalance your contract to return to your original percentage allocations by selecting our Rebalancing Program. You can tell us whether to rebalance monthly, quarterly, semi-annually or annually.

The Rebalancing Program is available only during the accumulation phase.

If you participate in the Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee. Amounts allocated to the fixed account are not taken into account as part of the Rebalancing Program. You cannot participate in the Rebalancing Program if you are participating in the Dollar Cost Averaging Program.

Example:

Assume that you want your initial purchase payment split between 2 investment options. You want 80% to be in the Growth & Income Portfolio and 20% to be in the Janus Aspen Series International Growth Portfolio. Over the next 2-1/2 months the domestic market does very well while the international market performs poorly. At the end of the quarter, the Growth & Income Portfolio now represents 86% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Growth & Income Portfolio to bring its value back to 80% and use the money to buy more units in the Janus Aspen Series International Growth Portfolio to increase those holdings to 20%.

Substitution and Limitation
on Further Investment

We may be required to substitute one of the investment options you have selected with another investment option. We would not do this without the prior approval of the Securities and Exchange Commission. We may also limit further investment in an investment option. We will give you notice of our intent to take either of these actions.

EXPENSES

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

Product Expense Charge

Each day we make a deduction for our Product Expense Charge. We do this as part of our calculation of the value of the accumulation units and the annuity units.

This charge is for all the insurance benefits, e.g., guarantee of annuity rates, the death benefit, for certain expenses of the contract, and for assuming the risk (expense risk) that the current charges will be insufficient in the future to cover the cost of administering the contract. If the charges under the contract are not sufficient, then we will bear the loss. We do, however, expect to profit from this charge. This charge cannot be increased.

We assess the Product Expense Charge each business day and it is based on the average value of your contract. We assess a Product Expense Charge as follows:

         * Lump Sum Payments:       0.90%, on an annual basis.
         * Easy Pay Payments:       1.50% on an annual basis (0.90% on an
                                    annual basis if contract value exceeds
                                    $100,000).*


* Once your contract value reaches $100,000, it will be assessed the lower charge even if the contract value is later reduced by changes in market value or withdrawals.

Reduction of Product Expense Charge

We may, at our sole discretion, reduce the Product Expense Charge. We would do so when sales of the contract are made to individuals or to a group of individuals in such a manner that results in a reduction of our administrative costs or other savings. We would consider making such a reduction when:

* the size and type of group to whom the contract is offered can reasonably be expected to produce such a cost savings; or

* the amount of purchase payments can produce some economies resulting in a savings to us.

Any reduction of the Product Expense Charge will not be unfairly discriminatory against any person. We will make such reductions in accordance with our own administrative rules in effect at the time the contract(s) is issued. We have the right to change these rules from time to time.

Surrender Charge

During the accumulation phase, you can make surrenders from your contract. We keep track of each purchase payment. Subject to the free surrender amount and other waivers discussed below, if you make a surrender and it has been less than the stated number of years since you made your purchase payment, we will assess a Surrender Charge.

Surrender Charge: (as a percentage of purchase payments surrendered)


                          Surrender Charges

     Number of Complete
     Years From Receipt of                     Surrender Charge
     Purchase Payments           Easy Pay              Lump Sum
     0-1                               6%                    7%
     1                                 6                     6
     2                                 6                     5
     3                                 5                     4
     4                                 5                     3
     5                                 4                     2
     6                                 3                     1
     7                                 2                     0
     8                                 2                     0
     9                                 1                     0
     10 and thereafter                 0                     0

Each purchase payment has its own Surrender Charge period. For purposes of the Surrender Charge, we treat surrenders as coming from the most recent purchase payments first. When the surrender is for only part of the value of your contract, the Surrender Charge is deducted from the remaining value in your contract. Note: For tax purposes, earnings are usually considered to come out first.

Waiver of the Surrender Charge

Free Surrenders.  You may make one surrender of up to 10% of your contract value
during  a  contract  year  free  from  any  Surrender  Charge.   This  right  is
non-cumulative.

Internal Transfers. It is our current practice to reduce Surrender Charges for an owner of one of our annuity contracts who wishes to transfer contract values to another of our annuity contracts. The following will apply to such internal transfers:

* there is an internal transfer fee of 2% of the amount transferred when you make a transfer of contract value to another contract (which could be the variable annuity contract we are offering by this prospectus) issued by us;

* once transferred into the other contract, the amount transferred will be subject to an Adjusted Surrender Charge in accordance with the following:


                           Adjusted Surrender Charges

                                             Number of Complete Years you
                                             have been our Annuity Customer
     Number of Complete    5 Years           5-10
     Years from Transfer   or less           Years             10 Years +
     0-1                   6%                4%                3%
     1                     5%                3%                3%
     2                     4%                2%                2%
     3                     3%                1%                1%
     4                     2%                0%                0%
     5                     1%                0%                0%
     6 and longer          0%                0%                0%

* If your contract was issued prior to May 14, 1999, or is no longer subject to a Surrender Charge, we will not assess the internal transfer fee for the first internal transfer you make. Once contract values are in the new contract, they will be subject to the Adjusted Surrender Charge shown above. Any subsequent internal transfer will be subject to the above conditions.

Reduction of Surrender Charges. We may, at our sole discretion, reduce the Surrender Charge or the Adjusted Surrender Charge. We would do so when sales of the contract are made to individuals or to a group of individuals in such a manner that results in a reduction of our distribution costs. Some examples are: if there is a large group of individuals that will be purchasing the contract or if a prospective purchaser already had a relationship with us. We may, at our sole discretion, not deduct the Surrender Charge under a contract issued to an officer, director or employee of ours or any of our affiliates.

Any reduction of Surrender Charges will not be unfairly discriminatory against any person. We will make such reductions in accordance with our administrative rules in effect at the time the contract is issued. We have the right to change those rules from time to time.

Waiver of Surrender Charges Under Certain Benefits. Under the conditions set out in the contract endorsements providing the following benefits, we will not assess the Surrender Charge when:

* Terminal Illness Endorsement. You become terminally ill (which means you are not expected to live more than 12 months). Under this benefit, you may make a one time surrender during the accumulation phase up to the full value of your account.

* Nursing Home or Hospital Confinement Endorsement. You become confined to a long term care facility, nursing facility or hospital for at least 30 consecutive days. Under this benefit, the maximum amount that you can surrender without the imposition of the Surrender Charge is $2,000 each month for the period of confinement. The maximum total surrenders under this provision is equal to your contract value. This benefit is only available during the accumulation phase.

These benefits may not be available in your state.

Premium Taxes

Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from the value of the contract for them. Some of these taxes are due when the contract is issued, and others are due when annuity payments begin. It is our current practice to not charge anyone for these taxes until annuity payments begin. We may at some time in the future discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 4%, depending on the state.

Transfer Fee

We will charge $50 for each additional transfer in excess of the free transfers permitted. Transfers made at the end of the free look period by us and any transfers made pursuant to the Dollar Cost Averaging program, Rebalancing program, or loans will not be counted in determining the application of any transfer fee.

Income Taxes

We will deduct from the contract for any income taxes which we incur because of the contract. At the present time, we are not making any such deductions.

Investment Option Expenses

There are deductions from and expenses paid out of the assets of the various investment options, which are described in the attached fund prospectuses.

CONTRACT VALUE

Your contract value is the sum of your interest in the various investment options and our fixed account.

Your interest in the investment option(s) will vary depending upon the investment performance of the options you choose. In order to keep track of your contract value, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units

Every business day we determine the value of an accumulation unit and an annuity unit for each of the investment options. We do this by:

1) determining the change in investment experience (including any charges) for the investment option from the previous business day to the current business day;

2) subtracting our Product Expense Charge and any other charges such as taxes we have deducted; and

3) multiplying the previous business day's accumulation unit (or annuity unit) value by this result.

When you make a purchase payment, we credit your contract with accumulation units. The number of accumulation units credited is determined by dividing the amount of the purchase payment allocated to an investment option by the value of the accumulation unit for that investment option. When you make a surrender, we deduct from your contract accumulation units representing the surrender.

We calculate the value of an accumulation unit for each investment option after the New York Stock Exchange closes each day and then debit or credit your account.


Example:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the Growth & Income Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Growth & Income Portfolio is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Growth & Income Portfolio.

Surrenders

You can have access to the money in your contract:

*    by making a surrender (either a partial or a complete  surrender);  or
*    by electing to receive annuity payments;  or
*    when a death benefit is paid to your  beneficiary;  or
* if your contract was issued as a TSA, by taking a loan out of the fixed account.

Surrenders can only be made during the accumulation phase.

When you make a complete surrender you will receive the value of your contract on the day your request is received less any applicable surrender charge and less any premium tax.

Unless you instruct us otherwise, any partial surrender will be made pro rata from all the investment options and the fixed account you selected. Under most circumstances the amount of any partial surrender must be for at least $500, or your entire interest in the fixed account or an investment option. We require that after a partial surrender is made you keep at least $5,000 in your contract for Lump Sum payments or $1,000 for Easy Pay payments.

Income taxes, tax penalties and certain restrictions may apply to any surrender you make.

There are limits to the amount you can surrender from a qualified plan referred to as a 403(b) plan (TSA). For a more complete explanation see the discussion in the Taxes Section and the discussion in the Statement of Additional Information.

Minimum Distribution Program

If your contract has been issued as an IRA, TSA or other qualified plan, you may elect the Minimum Distribution Program. Under this program, we will make payments to you that are designed to meet the applicable minimum distribution requirements imposed by the Internal Revenue Code on such qualified plans. We will make payments to you periodically at your election (currently: monthly, quarterly, semi-annually or annually). The payment amount and frequency may be limited. The payments will not be subject to the surrender charges and will be in lieu of the 10% free surrender amount allowed each year.

Loans

If you purchased this contract as a TSA (also referred to as a 403(b) plan), during the accumulation phase you can take a loan out of the fixed account using the contract as collateral. The minimum loan we will make is $2,000. No loans are permitted out of the investment options and no loans are permitted during the income phase. When you request a loan, we will transfer any amounts necessary to implement the loan request from the investment options to the fixed account. Repayment of the loan will be made into the fixed account. We will then allocate that money in the same manner that your purchase payments are being allocated. Your loan documents will explain the terms, conditions and limitations regarding loans from your TSA contract.

DEATH BENEFIT

Death of Contract Owner During
the Accumulation Phase

Upon your death or that of the joint owner during the accumulation phase, the death benefit will be paid to your primary beneficiary. Upon the death of a joint owner, the surviving joint owner, if any, will be treated as the primary beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary unless you have informed us otherwise in writing.

Death Benefit Amount during
the Accumulation Phase

The death benefit during the accumulation phase will be the greater of:

1) the purchase payments, less any surrenders including any applicable charges; or

2)   your contract value.

The amount of the death benefit is determined as of the end of the business day during which we receive both due proof of death and an election for the payment method. The death benefit amount remains in an investment option and/or the fixed account until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in an investment option will be subject to investment risk which is borne by the beneficiary.

Death Benefit Options During
the Accumulation Phase

A beneficiary must elect the death benefit to be paid under one of the following options in the event of your death during the accumulation phase. If the beneficiary is the spouse of the owner, he or she may elect to continue the contract in his or her own name and exercise all the owner's rights under the contract. In this event, the contract value will be adjusted to equal the death benefit.

Option 1 - lump sum payment of the death benefit; or

Option 2 - The payment of the entire death benefit within 5 years of the date of death of the owner or any joint owner; or

Option 3 - Payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within 1 year of the date of your death or of any joint owner.

Any portion of the death benefit not applied under Option 3 within 1 year of the date of your death, or that of a joint owner, must be distributed within 5 years of the date of death.

If a lump sum payment is requested, the amount will be paid within 7 days, unless the suspension of payments provision is in effect.

Payment to the beneficiary, in any form other than a lump sum, may only be elected during the sixty-day period beginning with the date of receipt by us of proof of death.

Death of Contract Owner
During the Income Phase

If you or a joint owner, who is not the annuitant, dies during the income phase, any remaining payments under the annuity option elected will continue to be made at least as rapidly as under the method of distribution in effect at the time of your death. Upon your death during the income phase, the beneficiary becomes the owner. The annuitant is the person whose life we look to when we make annuity payments.

Death of Annuitant

Upon the death of the annuitant, who is not an owner, during the accumulation phase, you automatically become the annuitant. You may designate a new annuitant subject to our underwriting rules then in effect. If the owner is a non-natural person, the death of the annuitant will be treated as the death of the owner and a new annuitant may not be designated.

Upon the death of the annuitant during the income phase, the death benefit, if any, will be as specified in the annuity option elected. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the annuitant's death.

ANNUITY PAYMENTS
(THE INCOME PHASE)

Under the contract you can receive regular income payments. You can choose the month and year in which those payments begin. We call that date the annuity date. Your annuity date must be the first or fifteenth day of a calendar month. You can also choose among income plans. We call those annuity options.

Your annuity date must be at least 1 month after you buy the contract. Annuity payments must begin by the annuitant's 85th birthday or the 85th birthday of the oldest joint annuitant. The annuitant is the person whose life we look to when we make annuity payments.

If you do not choose an annuity option at the time you purchase the contract, we will assume that you selected Option 2 with 10 years of guaranteed payments.

During the income phase, you have the same investment choices you had just before the start of the income phase. If you do not tell us otherwise, your annuity payments will be based on the investment allocations that were in place on the annuity date.

The dollar amount of your payment from the investment option(s) will depend upon four things:

*    the value of your contract in the investment option(s) on the annuity date;

*    the 3% assumed investment rate used in the annuity table for the contract;

*    the performance of the investment options you selected; and

* if permitted in your state and under the type of contract you have purchased, the age and sex of the annuitant(s).

If the actual performance exceeds the 3% assumed rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual performance is less than 3% plus the amount of the deductions for expenses, your annuity payments will decrease.

We will determine the amount of your variable annuity payments, including the first, no more than 10 business days prior to the payment date. The payment dates must be the same day each month as the date you selected for the annuity date, i.e., the first or the fifteenth. The day we determine the variable annuity payment is called the annuity calculation date.

You can choose one of the following annuity options. After annuity payments begin, you cannot change the annuity option. All annuity payments are made to you unless you direct us otherwise.

Option 1 - Life Annuity. Under this option we make monthly income payments during the lifetime of the annuitant and terminating with the last payment preceding his/her death.

Option 2 - Life Income with a Guaranteed Period. Under this option we make monthly income payments during the lifetime of the annuitant. We guarantee that if, at the death of the annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected, the monthly income will continue during the remainder of the stated period. However, the owner may elect to receive a single sum payment. A single sum payment will be equal to the present value of remaining payments as of the date of receipt of due proof of death commuted at the assumed investment rate.

Option 3 - Survivorship Annuity. Under this option we make monthly income payments during the joint lifetime of the annuitant and another named individual and thereafter during the lifetime of the survivor. Payments cease with the last income payment due prior to the death of the survivor.

Option 4 - Other Options. Under this option we provide you with any payout plan that is mutually agreed upon between you and us.

OTHER BENEFITS

Disability Benefit

This benefit is only available with respect to Easy Pay payments during the accumulation phase. Under this benefit, so long as you are totally and permanently disabled and can provide us with evidence of that fact, we will pay you a life annuity with fixed payments at your normal retirement date (which is defined in your endorsement) or make a death benefit payment to your beneficiary if you die prior to that date. You should refer to the endorsement in your contract for additional details.

Accidental Death Benefit

During the accumulation phase, in the event that you die due to an accidental injury prior to age 70, we will pay your beneficiary an accidental death benefit equal to the contract value (less any outstanding loan balance if your contract was issued as a 403(b) contract and you took out a loan) on the date of death. This benefit is in addition to the death benefit contained in the contract. The maximum amount of the accidental death benefit is $500,000.

TAXES

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included a more comprehensive discussion regarding taxes in the Statement of Additional Information.

Annuity Contracts in General

Annuity contracts are a means of setting aside money for future needs - usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral. There are different rules as to how you are taxed depending on how you take the money out and the type of contract - qualified or non-qualified (see following sections).

Under non-qualified contracts, you as the owner, are not taxed on increases in the value of your contract until a distribution occurs - either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have received all of your purchase payments are fully includable in income.

When a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax purposes.

Qualified and Non-Qualified Contracts

If you purchase the contract as an individual and not under any pension plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

If you purchase the contract under a pension plan, specially sponsored program, or an individual retirement annuity, your contract is referred to as a qualified contract. Examples of qualified plans are: Individual Retirement Annuities
(IRAs), Tax-Sheltered Annuities (sometimes referred to as 403(b) contracts), and pension and profit-sharing plans, which include 401(k) plans and H.R.10 Plans.

A qualified contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the contract has features and benefits other than tax deferral that may make it an appropriate investment for a qualified plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a qualified contract.

Withdrawals - Non-Qualified Contracts

If you make a withdrawal from your contract, the Code treats such a withdrawal as first coming from earnings and then from your purchase payments. Such withdrawn earnings are includable in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includable in income.

Some withdrawals will be exempt from the penalty. They include any amounts:

1.   paid on or after the taxpayer reaches age 59-1/2;

2.   paid after you die;

3. paid if the taxpayer becomes totally disabled (as that term is defined in the Code);

4. paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy;

5.   paid under an immediate annuity; or

6.   which come from purchase payments made prior to August 14, 1982.

Withdrawals - Qualified Contracts

If you make a withdrawal from your qualified contract, a portion of the withdrawal is treated as taxable income. This portion depends on the ratio of the pre-tax purchase payments to the after-tax purchase payments in your contract. If all of your purchase payments were made with pre-tax money then the full amount of any withdrawal is includable in taxable income. Special rules may apply to withdrawals from certain types of qualified contracts.

The Code also provides that any amount received under a qualified contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includable in income. Some withdrawals will be exempt from the penalty. They include any amounts:

1.   paid on or after you reach age 59-1/2;

2.   paid after you die;

3.   paid if you become totally disabled (as that term is defined in the Code);

4. paid to you after leaving your employment in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

5.   paid to you after you have left your employment, after attaining age 55;

6.   paid for certain allowable medical expenses (as defined in the Code);

7.   paid pursuant to a qualified domestic relations order;

8.   paid on account of an IRS levy upon the qualified contract;

9.   paid from an IRA for medical insurance (as defined in the Code);

10.  paid from an IRA for qualified higher education expenses; or

11. paid from an IRA up to $10,000 for qualified first time homebuyer expenses (as defined in the Code).

The exceptions in (5) and (7) above do not apply to IRAs. The exception in (4) above applies to IRAs but without the requirement of leaving employment.

The 10% penalty also applies to a distribution from a Code Section 457 governmental plan if the distribution is attributable to an amount transferred to the Code Section 457 plan from an IRA, 403(b), pension or profit sharing plan unless one of the exceptions above applies.

We have provided a more complete discussion in the Statement of Additional Information.

Withdrawals - Tax-Sheltered Annuities

The Code limits the withdrawal of amounts attributable to purchase payments made under a salary reduction agreement by owners from Tax-Sheltered Annuities.

Withdrawals can only be made when an owner:

1.   reaches age 59-1/2;

2.   has a severance from employment;

3.   dies;

4.   becomes disabled (as that term is defined in the Code);

5.   in the case of hardship; or

6.   has account balances as of December 31, 1988.

However, in the case of hardship, the owner can only withdraw the purchase payments and not any earnings.

Taxation of Death Benefits

Any death benefits paid under the contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or annuity payments. Estate taxes may also apply.

Certain death benefits available for use with a Qualified Contract may be considered by the Internal Revenue Service as "incidental death benefits." The Code imposes limits on the amount of incidental death benefits allowable for qualified contracts, and if the death benefits selected by you are considered to exceed such limits, the provision of such death benefits could result in currently taxable income to the owners of the Qualified Contracts. Furthermore, the Code provides that the assets of an IRA (including Roth IRAs) may not be invested in life insurance, but may provide in the case of death during the accumulation phase for a death benefit payment equal to the greater of purchase payments or account value. The contract offers death benefits which may exceed the greater of purchase payments or account (contract) value. If these death benefits are determined by the Internal Revenue Service as providing life insurance, the contract may not qualify as an IRA (including Roth IRAs), which may result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes.

You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

Diversification and Owner Control

The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. We believe that the investment options are managed so as to comply with the requirements.

Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, are considered the owner of the shares of the investment options. If you are considered owner of the shares, it will result in the loss of the favorable tax treatment for the contract. It is unknown to what extent owners are permitted to select investment options, to make transfers among the investment options or the number and type of investment options owners may select from without being considered owner of the shares. If any guidance is provided which is considered a new position, then the guidance is generally applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the contract, could be treated as the owner of the investment options.

Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

PERFORMANCE

We may periodically advertise performance of the various investment options. We will calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the insurance charges. It does not reflect the deduction of any surrender charge. The deduction of any surrender charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures which reflect the deduction of the product expense charges and surrender charges.

The performance will be based on the historical performance of the corresponding investment options for the periods commencing from the date on which the particular investment option was made available through the contracts. In addition, for certain investment options performance may be shown for the period commencing from the inception date of the investment option. These figures should not be interpreted to reflect actual historical performance of the separate account.

We may, from time to time, include in our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

OTHER INFORMATION

The Separate Account

We established a separate account, FSL Separate Account M (Separate Account), to hold the assets that underlie the contracts. Our Board of Directors adopted a resolution to establish the Separate Account under Missouri insurance law on August 25, 1998. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. However, those assets that underlie the contracts, are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts and not against any other contracts we may issue.

Voting Rights

We are the legal owner of the investment option shares. However, we believe that when an investment option solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you and other owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Distributor

National Pension & Group Consultants, Inc. (NPGC) serves as the distributor for the contracts. NPGC is located at 3130 Broadway, Kansas City, MO 64111- 2406.

Commissions will be paid to agents and broker-dealers who sell the contracts. Such agents and broker-dealers will be paid commissions up to 3% of purchase payments but, under certain circumstances, may be paid an additional .25% of assets as a trail commission.

Commissions are incurred and paid by Fidelity Security Life Insurance Company and are not deducted from contract purchase payments.

Ownership

Owner. You, as the owner of the contract, have all the rights under the contract. Prior to the annuity date, the owner is as designated at the time the contract is issued, unless changed. On and after the annuity date, you continue as the owner.

Joint Owner. The contract can be owned by joint owners. Any joint owner must be the spouse of the other owner (except in Pennsylvania). Upon the death of either joint owner, the surviving joint owner will be the designated beneficiary. Any other beneficiary designation at the time the contract was issued or as may have been later changed will be treated as a contingent beneficiary unless otherwise indicated.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued unless changed at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

Assignment

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. An assignment may be a taxable event.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract.

Suspension of Payments or Transfers

We may be required to suspend or postpone payments for surrenders or transfers for any period when:

1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2.   trading on the New York Stock Exchange is restricted;

3. an emergency exists as a result of which disposal of shares of the investment options is not reasonably practicable or we cannot reasonably value the shares of the investment options;

4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

We have reserved the right to defer payment for a withdrawal or transfer from the fixed account for the period permitted by law but not for more than six months.

Financial Statements

Our statutory basis financial statements have been included in the Statement of Additional Information. The financial statements of the Separate Account are also included in the Statement of Additional Information.

Additional Information

For further information about the contract you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a post card for that purpose.


The Table of Contents of this statement is as follows:

     Company

     Independent Auditors

     Legal Opinions

     Distribution

     Calculation of Performance Information

     Federal Tax Status

     Annuity Provisions

     Financial Statements


APPENDIX

Condensed Financial Information - Accumulation Unit Value History

The table below provides accumulation unit values for the periods indicated. The Separate Account commenced operations on May 14, 1999. This data has been extracted from the Separate Account's financial statements. This information should be read in conjunction with the Separate Account's financial statements and related notes which are included in the Statement of Additional Information.

                              For the Period Ended      For the Period Ended       For the Period Ended       For the Period Ended
                              01/01/02 to 12/31/02      01/01/01 to 12/31/01       01/01/00 to 12/31/00       05/14/99 to 12/31/99
                              Lump Sum     Easy Pay     Lump Sum     Easy Pay      Lump Sum     Easy Pay      Lump Sum      Easy Pay
- ----------------------------------------------------------------------------------------------------------------------------------
Money Market
Beginning of Period           $11.04       $10.87       $10.75       $10.65        $10.23       $10.19        $10.00        $10.00
End of Period                 $11.10       $10.86       $11.04       $10.87        $10.75       $10.65        $10.23        $10.19
Number of Accumulation
  Units Outstanding           19,425        2,112       16,200        2,133        16,395        1,329        20,570           157

Growth & Income
Beginning of Period           $10.95       $10.78       $11.83       $11.71        $10.30       $10.27        $10.00        $10.00
End of Period                 $ 8.87       $ 8.68       $10.95       $10.78        $11.83       $11.71        $10.30        $10.27
Number of Accumulation
  Units Outstanding           62,028       35,864       75,941       25,964        72,862       12,969        16,745         2,344

Large Cap Growth
Beginning of Period           $ 8.03       $ 7.90       $10.74       $10.63        $12.31       $12.27        $10.00        $10.00
End of Period                 $ 5.69       $ 5.57       $ 8.03       $ 7.90        $10.74       $10.63        $12.31        $12.27
Number of Accumulation
Units Outstanding            110,738       65,218      119,634       41,542       129,215       20,506        25,582         3,477

Small Cap Equity
Beginning of Period           $13.20       $12.99       $14.75       $14.61        $15.30       $15.24        $10.00        $10.00
End of Period                 $ 9.84       $ 9.63       $13.20       $12.99        $14.75       $14.61        $15.30        $15.24
Number of Accumulation
  Units Outstanding           39,342       21,383       44,640       14,413        46,803        6,847         8,438           971

Berger IPT - International*
Beginning of Period           $ 8.74       $ 8.60       $11.05       $10.95        $12.39       $12.34        $10.00        $10.00
End of Period                 $ 6.81       $ 6.67       $ 8.74       $ 8.60        $11.05       $10.95        $12.39        $12.34
Number of Accumulation
  Units Outstanding           43,607       22,775       46,576       16,849        48,924        8,978        12,371         1,177

*Effective on or about March 21, 2003, the Berger IPT-International Fund of Berger Institutional Products Trust was reorganized into the Janus Aspen Series International Growth Portfolio of Janus Aspen Series.


FIDELITY SECURITY LIFE INSURANCE COMPANY
3130 BROADWAY
KANSAS CITY, MO 64111-2406
ATTN: ANNUITY PRODUCTS

- ----------------------------------------------------------------------------

Please send me, at no charge, the Statement of Additional Information dated May 1, 2003 for the Annuity Contract issued by Fidelity Security Life Insurance Company.

               (Please print or type and fill in all information)


Name

- -----------------------------------------------------------------------------

Address

- -----------------------------------------------------------------------------

City                        State                                  Zip Code

- -----------------------------------------------------------------------------

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

        INDIVIDUAL FLEXIBLE PURCHASE PAYMENT DEFERRED VARIABLE AND FIXED
                                ANNUITY CONTRACT

                                    ISSUED BY

                             FSL SEPARATE ACCOUNT M

                                       AND

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 2003. FOR THE INDIVIDUAL FLEXIBLE PURCHASE PAYMENT DEFERRED VARIABLE AND FIXED ANNUITY CONTRACT WHICH IS DESCRIBED HEREIN.

THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS CALL OR WRITE THE COMPANY AT: 3130 Broadway, Kansas City, MO 64111-2406, (800) 648-8624.

THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED MAY 1, 2003.


                                TABLE OF CONTENTS
                                                                          Page


COMPANY

INDEPENDENT AUDITORS

LEGAL OPINIONS

DISTRIBUTION
         Reduction of the Surrender Charge

CALCULATION OF PERFORMANCE INFORMATION
         Total Return
         Historical Unit Values
         Reporting Agencies
         Performance Information

FEDERAL TAX STATUS
         General
         Diversification
         Owner Control
         Multiple Contracts
         Partial 1035 Exchanges
         Contracts Owned by Other than Natural Persons
         Tax Treatment of Assignments
         Gifting a Contract
         Death Benefits
         Income Tax Withholding
         Tax Treatment of Withdrawals - Non-Qualified Contracts Withdrawals - Investment Adviser Fees
         Qualified Plans
         Tax Treatment of Withdrawals -  Qualified Contracts
         Required Distributions
         Tax-Sheltered Annuities -
         Withdrawal Limitations


ANNUITY PROVISIONS
         Variable Annuity
         Fixed Annuity
         Annuity Unit
         Net Investment Factor
         Expense Guarantee

FINANCIAL STATEMENTS


                                     COMPANY

Fidelity Security Life Insurance Company (the "Company") was originally incorporated on January 17, 1969, as a Missouri corporation. The Company presently is licensed to do business in the District of Columbia and all states except New York, where it is only admitted as a reinsurer.

The Company is a Kansas City-based stock company with $4.11 billion of life insurance in force and in excess of $402 million in assets. It provides life and health insurance, retirement plans, and related financial services to individuals and groups.

                              INDEPENDENT AUDITORS

The statutory basis financial statements of Fidelity Security Life Insurance Company as of and for the year ended December 31, 2002, prepared in conformity with statutory accounting requirements, and the statement of net assets of FSL
Separate Account M as of December 31, 2002, and the related statements of operations and changes in net assets for the year then ended have been included herein and in this Registration Statement in reliance upon the reports of KPMG LLP, independent accountants, appearing elsewhere herein.

                                 LEGAL OPINIONS

Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut and Fort Lauderdale, Florida, has provided advice on certain matters relating to the federal securities and income tax laws in connection with the Contracts.

                                  DISTRIBUTION

National Pension and Group Consultants, Inc. ("NPGC") acts as the distributor. NPGC is an affiliate of the Company. The offering is on a continuous basis.

REDUCTION OF THE SURRENDER CHARGE. The amount of the Surrender Charge on the Contracts may be reduced or eliminated when sales of the Contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to reduction of the Surrender Charge will be determined by the Company after examination of all the relevant factors such as:

1. The size and type of group to which sales are to be made. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

2. The total amount of purchase payments to be received. Per Contract sales expenses are likely to be less on larger purchase payments than on smaller ones.

3. Any prior or existing relationship with the Company. Per Contract sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

4. Other circumstances, of which the Company is not presently aware, which could result in reduced sales expenses.

If, after consideration of the foregoing factors, the Company determines that there will be a reduction in sales expenses, the Company may provide for a reduction of the Surrender Charge.

The Surrender Charge may be eliminated when the Contracts are issued to an officer, director or employee of the Company or any of its affiliates.

In no event will any reduction or elimination of the Surrender Charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.

                     CALCULATION OF PERFORMANCE INFORMATION

TOTAL RETURN. From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an Accumulation Unit based on the performance of an investment option over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit value at the beginning of the period.

Any such advertisement will include total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of a .90% or 1.50% (depending on the contract value or the type of purchase payment) Product Expense Charge, the expenses for the underlying investment option being advertised and any applicable Surrender Charges.

The hypothetical value of a contract purchased for the time periods described in the advertisement will be determined by using the actual Accumulation Unit values for an initial $1,000 purchase payment, and deducting any applicable Surrender Charge to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:

                                          n
                                 P (1 + T)   = ERV
Where:

     P=   a hypothetical initial payment of $1,000

     T=   average annual total return

     n=   number of years

     ERV= ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.

The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any Surrender Charge. The deduction of any Surrender Charge would reduce any percentage increase or make greater any percentage decrease.

Owners should note that the investment results of each investment option will fluctuate over time, and any presentation of the investment option's total return for any period should not be considered as a representation of what an investment may earn or what an owner's total return may be in any future period.

HISTORICAL UNIT VALUES. The Company may also show historical Accumulation Unit values in certain advertisements containing illustrations. These illustrations will be based on actual Accumulation Unit values.

In addition, the Company may distribute sales literature which compares the percentage change in Accumulation Unit values for any of the investment options against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the investment option being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.

REPORTING AGENCIES. The Company may also distribute sales literature which compares the performance of the Accumulation Unit values of the Contracts with the unit values of variable annuities issued by other insurance companies. Such information will be derived from the Lipper Variable Insurance Products Performance Analysis Service, the VARDS Report or from Morningstar.

The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data which currently tracks the performance of almost 4,000 investment companies. The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. The Company's sales literature utilizing these rankings will indicate whether or not such charges have been deducted. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the ranking might have been lower.

The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service of Roswell, Georgia and published by Financial Planning Resources, Inc. The VARDS rankings may or may not reflect the deduction of asset-based insurance charges. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking may address the question as to which funds provide the highest total return with the least amount of risk. Other ranking services may be used as sources of performance comparison, such as CDA/Weisenberger.

Morningstar rates a variable annuity against its peers with similar investment objectives. Morningstar does not rate any variable annuity that has less than three years of performance data.

PERFORMANCE INFORMATION. The Accumulation Units invest in the portfolios of Investors Mark Series Fund, Inc. and Janus Aspen Series (prior to March 21, 2003 these acumulations units invested in Berger Institutional Products Trust). While the Separate Account has commenced operations recently these portfolios have been in existence for some time and consequently have an investment performance history. In order to demonstrate how the investment experience of these portfolios affect Accumulation Unit values, performance information will be developed. The information is based upon the historical experience of the portfolios and is for the periods shown.

Future performance of the portfolios will vary and the results shown are not necessarily representative of future results. Performance for periods ending after those shown may vary substantially from the examples shown. The performance of the portfolios is calculated for a specified period of time by assuming an initial purchase payment of $1,000 allocated to the portfolio.

Performance figures for the Accumulation Units will reflect the Product Expense Charges as well as the portfolio expenses. There are also performance figures for the Accumulation Units which reflect the Product Expense Charges, the portfolio expenses, and assume that you make a surrender at the end of the period and therefore the Surrender Charge is reflected. The percentage increases (decreases) are determined by subtracting the initial purchase payment from the ending value and dividing the remainder by the beginning value. The performance may also show figures when no surrender is assumed.

                               FEDERAL TAX STATUS

NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO ANNUITIES IN GENERAL. THE COMPANY CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. PURCHASERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT SPECIAL RULES NOT DESCRIBED HEREIN MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS.

GENERAL. Section 72 of the Code governs taxation of annuities in general. An Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the Annuity Option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For Non-Qualified Contracts, this cost basis is generally the purchase payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includable in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of
Section 72 of the Code. If after the annuity date, annuity payments cease because of the death of the annuitant, any unrecovered investment in the contract shall be allowed as a deduction to the annuitant for his last taxable year. Unrecovered investment in the contract is the investment in the contract on the annuity date reduced by the amounts received after the annuity date which were excludable from taxable income. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company, and its operations form a part of the Company.

DIVERSIFICATION. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg. 1.817-5), which established diversification requirements for the investment options underlying variable contracts such as the Contract. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment option will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the option is represented by any one investment; (2) no more than 70% of the value of the total assets of the option is represented by any two investments; (3) no more than 80% of the value of the total assets of the option is represented by any three investments; and (4) no more than 90% of the value of the total assets of the option is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

The Company intends that all investment options underlying the Contracts will be managed in such a manner as to comply with these diversification requirements.

OWNER CONTROL. The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Owner control of the investments of the Separate Account will cause the Owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of Owner control which may be exercised under the Contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Owner to be considered as the owner of the assets of the Separate Account resulting in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to receipt of payments under the Contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Owners being retroactively determined to be the owners of the assets of the Separate Account.

Due to the uncertainty in this area, the Company reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

MULTIPLE CONTRACTS. The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

PARTIAL 1035 EXCHANGES. Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract, as opposed to a partial exchange, would be accorded tax-free status. In 1998 in Conway vs. Commissioner, the Tax Court held that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a non-taxable exchange. On November 22, 1999, the Internal Revenue Service filed an Action on Decision which indicated that it acquiesced in the Tax Court decision in Conway. However, in its acquiescence with the decision of the Tax Court, the Internal Revenue Service stated that it will challenge transactions where taxpayers enter into a series of partial exchanges and annuitizations as part of a design to avoid application of the 10% premature distribution penalty or other limitations imposed on annuity contracts under the Code. In the absence of further guidance from the Internal Revenue Service it is unclear what specific types of partial exchange designs and transactions will be challenged by the Internal Revenue Service. Due to the uncertainty in this area, owners should consult their own tax advisers prior to entering into a partial exchange of an annuity contract.

CONTRACTS OWNED BY OTHER THAN NATURAL PERSONS. Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

TAX TREATMENT OF ASSIGNMENTS. Any transfer, assignment or pledge of a Contract may be a taxable event. You should therefore consult competent tax advisers should you wish to transfer, assign or pledge your Contract.

If the Contract is issued for use under a Qualified Plan, it may not be assigned, pledged or otherwise transferred except as allowed under applicable law.

GIFTING A CONTRACT. If you transfer ownership of your Contract to a person other than your spouse or former spouse incident to divorce, and receive payment less than the Contract's value, you will be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

DEATH BENEFITS. Any death benefits paid under the Contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate taxes may also apply.

Certain death benefits for use with a Qualified Contract, may be considered by the Internal Revenue Service as "incidental death benefits." The Code imposes limits on the amount of incidental death benefits allowable for qualified contracts, and if the death benefits selected by you are considered to exceed such limits, the provision of such benefits could result in currently taxable income to the owners of the Qualified Contracts. Furthermore, the Code provides that the assets of an IRA (including Roth IRAs) may not be invested in life insurance, but may provide in the case of death during the accumulation phase for a death benefit equal to the greater of purchase payments or account value. The contract offers death benefits which may exceed the greater of purchase payments or account (contract) value. If these death benefits are determined by the Internal Revenue Service as providing life insurance, the contract may not qualify as an IRA (including Roth IRAs), which may result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

INCOME TAX WITHHOLDING. All distributions or the portion thereof which is includible in the gross income of the Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate. Taxable distributions made to nonresident aliens will generally be subject to a 30% withholding rate unless a lower tax treaty rate applies to such person.

When all or part of an annuity contract or a death benefit under the contract is transferred or paid to an individual two or more generations younger than the owner, a generation-skipping transfer tax may be owed. Under certain circumstances, Federal tax law may require the company to withhold the tax from the contract and pay it directly to the Internal Revenue Service.

Certain distributions from retirement plans qualified under Code Section 401, Code Section 403(b) or from a Code Section 457 governmental plan, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includable in gross income (i.e. returns of after-tax contributions); or d) hardship distributions. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

When all or part of an annuity contract or a death benefit under the contract is transferred or payed to an individual two or more generations younger than the owner, a generation-skipping transfer tax may be owed. Under certain circumstances, tax law may require the company to withhold the tax from the contract and pay it directly to the Internal Revenue Service.

TAX TREATMENT OF WITHDRAWALS - NON-QUALIFIED CONTRACTS. Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includable in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the Owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

The above information does not apply to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

WITHDRAWALS - INVESTMENT ADVISER FEES. The Internal Revenue Service has, through a series of Private Letter Rulings, held that the payment of investment adviser fees from an IRA or Tax-Sheltered Annuity is permissible under certain circumstances and will not be considered a distribution for income tax purposes. The Rulings require that in order to receive this favorable tax treatment, the annuity contract must, under a written agreement, be solely liable (not jointly with the Contract owner) for payment of the adviser's fee and the fee must actually be paid from the annuity Contract to the adviser. Withdrawals from non-qualified contracts for the payment of investment adviser fees will be considered taxable distributions from the contract.

QUALIFIED PLANS. The Contracts offered herein are designed to be suitable for use under various types of Qualified Plans. Taxation of participants in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company's administrative procedures. The Company is not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless the Company specifically consents to be bound. Owners, Annuitants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

A Qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a Qualified Plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a Qualified Plan. Following are general descriptions of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a Qualified Plan.

Contracts issued pursuant to Qualified Plans include special provisions restricting Contract provisions that may otherwise be available as described herein. Generally, Contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by the Company in connection with certain Qualified Plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

A. TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not includable in the gross income of the employees until the employees receive distributions from the Contracts. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. (See "Tax Treatment of Withdrawals - Qualified Contracts" and "Tax-Sheltered Annuities - Withdrawal Limitations" below.) Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

B. INDIVIDUAL RETIREMENT ANNUITIES

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's taxable income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

ROTH IRAS.

Section 408A of the Code provides that beginning in 1998, individuals may purchase a type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are not deductible from taxable income.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, certain eligible individuals may make a rollover contribution from a non-Roth IRA to a Roth IRA. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

Purchasers of Contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

C. PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includable in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Purchasers of Contracts for use with Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

D.   GOVERNMENT AND TAX-EXEMPT ORGANIZATION'S DEFERRED COMPENSATION PLAN UNDER
     SECTION 457

Employees and independent contractors performing services for state and local governments and other tax-exempt organizations may participate in Deferred Compensation Plans under Section 457 of the Code. The amounts deferred under a Plan which meets the requirements of Section 457 of the Code are not taxable as income to the participant until paid or otherwise made available to the participant or beneficiary. There are limitations on the maximum amount which may be deferred in any one year and in limited circumstances, the plan may provide for additional catch- up contributions. Furthermore, the Code provides additional requirements and restrictions regarding eligibility and distributions.

All of the assets and income of a Plan established by a governmental employer after August 20, 1996, must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, custodial accounts and certain annuity contracts are treated as trusts. Plans that were in existence on August 20, 1996 may be amended to satisfy the trust and exclusive benefit requirements any time prior to January 1, 1999, and must be amended not later than that date to continue to receive favorable tax treatment. The requirement of a trust does not apply to amounts under a Plan of a tax exempt (non-governmental) employer. In addition, the requirement of a trust does not apply to amounts under a Plan of a governmental employer if the Plan is not an eligible plan within the meaning of Section 457(b) of the Code. In the absence of such a trust, amounts under the plan will be subject to the claims of the employer's general creditors.

In general, distributions from a Plan are prohibited under Section 457 of the Code unless made after the participating employee:

* attains the age 70 1/2,
* has a severance from employment,
* dies, or
* suffers an unforeseeable financial emergency as defined in the Code.

TAX TREATMENT OF WITHDRAWALS - QUALIFIED CONTRACTS. In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a Qualified Contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 403(b)(Tax-Sheltered Annuities) and 408 and 408A (Individual Retirement Annuities). To the extent amounts are not includable in gross income because they have been rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Owner or Annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the Owner or Annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Owner or Annuitant (as applicable) and his or her designated Beneficiary; (d) distributions to an Owner or Annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code
Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions made on account of an IRS levy upon the Qualified Contract; (h) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Owner or Annuitant (as applicable) and his or her spouse and dependents if the Owner or Annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Owner or Annuitant (as applicable) has been re-employed for at least 60 days); (i) distributions from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the Owner or Annuitant (as applicable) for the taxable year; and (j) distributions from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code.) The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a separation from service.

With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. The 10% penalty also applies to a distribution from a Code Section 457 governmental plan if the distribution is attributable to an amount transferred to the Code Section 457 plan from an IRA, 403(b), pension or profit sharing plan unless one of the exceptions above applies.

REQUIRED DISTRIBUTIONS. Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed. There are no required distributions from a Roth IRA prior to the death of the owner.

The  Internal  Revenue  Service has issued new  regulations  regarding  required minimum distributions from qualified plans. These new rules generally became effective January 1, 2002. One of the new regulations which is not currently in effect requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional or additional death or disability benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. We are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined and when the regulation will become effective. You should discuss the affect of these new regulations with your tax advisor. If you are required to take distributions from your qualified plan, you should consult with your qualified plan sponsor and tax adviser to determine that your distributions comply with these rules.

TAX-SHELTERED ANNUITIES - WITHDRAWAL LIMITATIONS. The Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances only when the Owner: (1) attains age 59 1/2; (2) has a severance from employment; (3) dies; (4) becomes disabled (within the meaning of Section 72(m)(7) of the Code); or (5) in the case of hardship. However, withdrawals for hardship are restricted to the portion of the Owner's Contract Value which represents contributions made by the Owner and does not include any nvestment results. The limitations on withdrawals became effective on January 1, 1989 and apply only to salary reduction contributions made after December 31, 1988, to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect transfers between Tax-Sheltered Annuity Plans. Owners should consult their own tax counsel or other tax adviser regarding any distributions.

                               ANNUITY PROVISIONS

VARIABLE ANNUITY. A variable annuity is an annuity with payments which: (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable investment option(s) of the Separate Account. At the annuity calculation date, the contract value in each investment option will be applied to the applicable annuity tables. The annuity table used will depend upon the annuity option chosen. The dollar amount of Annuity Payments after the first is determined as follows:

(1) the dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity calculation date. This establishes the number of annuity units for each monthly payment. The number of annuity units remains fixed during the annuity payment period.

(2) the fixed number of annuity units per payment in each Subaccount is multiplied by the annuity unit value as of the annuity calculation date. This result is the dollar amount of the payment.

The total dollar amount of each variable annuity payment is the sum of all investment option variable annuity payments.

The Company determines the amount of variable annuity payments, including the first, no more than ten (10) business days prior to the payment date. The payment date must be the same day each month as the date selected for the annuity date, i.e. the first or the fifteenth.

FIXED ANNUITY. A fixed annuity is a series of payments made during the annuity period which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The general account value as of the annuity calculation date will be used to determine the fixed annuity monthly payment. The first monthly annuity payment will be based upon the annuity option elected and the appropriate annuity option table. Fixed annuity payments will remain level.

ANNUITY UNIT. The value of an annuity unit for each investment option was arbitrarily set initially at $10. This was done when the first investment option shares were purchased. The investment option annuity unit value for any business day is determined by multiplying the investment option annuity unit value for the immediately preceding business day by the product of (a) the Net Investment Factor for the business day for which the annuity unit value is being calculated, and (b) 0.999919.

NET INVESTMENT FACTOR. The Net Investment Factor for any investment option for any business day is determined by dividing:

(a)  the accumulation unit value as of the close of the current business day, by

(b) the accumulation unit value as of the close of the immediately preceding business day.

The Net Investment Factor may be greater or less than one, as the annuity unit value may increase or decrease.

EXPENSE GUARANTEE. The Company guarantees that the dollar amount of each annuity payment after the first annuity payment will not be affected by variations in actual mortality or expense experience.

                              FINANCIAL STATEMENTS

The statutory basis financial statements of the Company included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the contracts.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY
                             FSL SEPARATE ACCOUNT M

                              Financial Statements

                           December 31, 2002 and 2001

                   (With Independent Auditors' Report Thereon)

                          INDEPENDENT AUDITORS' REPORT


The Contract Owners
Fidelity Security Life Insurance Company
   FSL Separate Account M

and

The Board of Directors
Fidelity Security Life Insurance Company:


We have audited the accompanying statements of net assets of the Fidelity Security Life Insurance Company FSL Separate Account M (comprised of individual sub-accounts as indicated herein) as of December 31, 2002 and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the accompanying financial statements and financial highlights present fairly, in all material respects, the financial position of the Fidelity Security Life Insurance Company FSL Separate Account M as of December 31, 2002, and the results of its operations and changes in their net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.





KPMG LLP


April 23, 2003
Kansas City, Missouri

                    FIDELITY SECURITY LIFE INSURANCE COMPANY
                             FSL SEPARATE ACCOUNT M

                            Statement of Net Assets

                               December 31, 2002

                                                                                                               BERGER
                                                                INVESTORS MARK SERIES FUND, INC.           INSTITUTIONAL
                                                        ------------------------------------------------       PRODUCTS
                                                         GROWTH &    LARGE CAP    SMALL CAP     MONEY         TRUST IPT
                                                         INCOME       GROWTH       EQUITY       MARKET      INTERNATIONAL
                                                        PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO        FUND         TOTAL
                                                        ---------    ---------    ---------    ---------    -------------  --------
Assets:
  Investments:
     Investors Mark Series Fund, Inc.:
        Growth & Income Portfolio -
           86,824.814 shares at net asset value of
           $10.14 per share (cost $1,112,421)           $880,404                                                            880,404
        Large Cap Growth Portfolio -
           125,860.083 shares at net asset value of
           $8.060 per share (cost $2,043,401)                        1,014,432                                            1,014,432
        Small Cap Equity Portfolio -
           95,313.618 shares at net asset value of
           $6.400 per share (cost $1,065,008)                                       610,007                                 610,007
        Money Market Portfolio -
           238,655.023 shares at net asset value of
           $1.000 per share (cost $238,655)                                                      238,655                    238,655
        Berger Institutional Products Trust -
           IPT International Fund
           63,243.117 shares at net asset value of
           $7.250 per share (cost $763,331)                                                                     458,513     458,513
                                                        ---------    ---------    ---------    ---------      ---------   ---------
              Total assets                                880,404    1,014,432      610,007      238,655        458,513   3,202,011

Liabilities
  Accrued mortality and expense risk charges               22,775       21,317       15,620        5,217          9,980      74,909
                                                        ---------    ---------    ---------    ---------      ---------   ---------
              Net assets                                $ 857,629      993,115      594,387      233,438        448,533   3,127,102
                                                        =========    =========    =========    =========      =========   =========

                See accompanying notes to financial statements.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY
                             FSL SEPARATE ACCOUNT M

               Statements of Operations and Changes in Net Assets
                          Year ended December 31, 2002

                                                                                                        BERGER
                                                       INVESTORS MARK SERIES FUND, INC.              INSTITUTIONAL
                                          --------------------------------------------------------      PRODUCTS
                                            GROWTH &      LARGE CAP      SMALL CAP        MONEY         TRUST IPT
                                             INCOME         GROWTH         EQUITY         MARKET     INTERNATIONAL
                                           PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO         FUND          TOTAL
                                          -----------    -----------    -----------    -----------   -------------   -----------
Income:
   Dividend distributions                 $     6,329                                        2,747         17,812         26,888
Expenses:
   Mortality and expense risk charges           6,694          5,578          3,694          2,193          3,378         21,537
                                          -----------    -----------    -----------    -----------    -----------    -----------
        Net investment income                    (365)        (5,578)        (3,694)           554         14,434          5,351
                                          -----------    -----------    -----------    -----------    -----------    -----------
Realized gains (losses) on investments:                                                         --
   Capital gains distributions                     --             --             --             --             --             --
   Realized loss on sale of fund shares       (22,031)      (110,600)       (91,918)            --        (33,354)      (257,903)
                                          -----------    -----------    -----------    -----------    -----------    -----------
        Total realized gains (losses)
          on investments                      (22,031)      (110,600)       (91,918)            --        (33,354)      (257,903)
                                          -----------    -----------    -----------    -----------    -----------    -----------
Change in unrealized depreciation on
   investments                               (194,829)      (283,166)      (109,118)            --       (105,587)      (692,700)
                                          -----------    -----------    -----------    -----------    -----------    -----------
        Increase (decrease) in
          net assets from operations         (217,225)      (399,344)      (204,730)           554       (124,507)      (945,252)
                                          -----------    -----------    -----------    -----------    -----------    -----------
Payments and withdrawals:
   Premium transfers in                       148,348        191,617         98,102         36,638         64,660        539,365
   Annuity benefits transfers and
      surrenders                              (45,224)       (47,144)       (20,480)        (4,865)       (22,844)      (140,557)
   Policy loan transfers                       (1,801)        (1,959)        (1,931)        (5,000)        (1,461)       (12,152)
   Other transfers                           (137,669)       (38,489)       (53,124)         4,096        (19,030)      (244,216)
                                          -----------    -----------    -----------    -----------    -----------    -----------
        Payments and withdrawals              (36,346)       104,025         22,567         30,869         21,325        142,440
                                          -----------    -----------    -----------    -----------    -----------    -----------
        Increase (decrease) in net
          assets                             (253,571)      (295,319)      (182,163)        31,423       (103,182)      (802,812)
Beginning of year net assets                1,111,200      1,288,434        776,550        202,015        551,715      3,929,914
                                          -----------    -----------    -----------    -----------    -----------    -----------
End of year net assets                    $   857,629        993,115        594,387        233,438        448,533      3,127,102
                                          ===========    ===========    ===========    ===========    ===========    ===========


See accompanying notes to financial statements.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY
                             FSL SEPARATE ACCOUNT M

               Statements of Operations and Changes in Net Assets

                          Year ended December 31, 2001

                                                                                                        BERGER
                                                       INVESTORS MARK SERIES FUND, INC.              INSTITUTIONAL
                                          --------------------------------------------------------      PRODUCTS
                                            GROWTH &      LARGE CAP      SMALL CAP        MONEY         TRUST IPT
                                             INCOME         GROWTH         EQUITY         MARKET     INTERNATIONAL
                                           PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO         FUND          TOTAL
                                          -----------    -----------    -----------    -----------   -------------   -----------
Income:
   Dividend distributions                 $     5,897             --             --          7,233           5,845        18,975
Expenses:
   Mortality and expense risk charges          12,588         13,188          5,877          1,947           5,298        38,898
                                          -----------    -----------    -----------    -----------   -------------   -----------
       Net investment income                   (6,691)       (13,188)        (5,877)         5,286             547       (19,923)
                                          -----------    -----------    -----------    -----------   -------------   -----------
Realized gains (losses) on investments:
   Capital gains distributions                 58,299             --          1,872             --          38,261        98,432
   Realized loss on sale of fund shares        (2,226)       (29,495)       (21,942)            --         (14,811)      (68,474)
                                          -----------    -----------    -----------    -----------   -------------   -----------
       Total realized gains (losses)
         on investments                        56,073        (29,495)       (20,070)            --          23,450        29,958
                                          -----------    -----------    -----------    -----------   -------------   -----------
Change in unrealized depreciation on
   investments                               (135,601)      (381,320)       (58,908)            --        (160,980)     (736,809)
                                          -----------    -----------    -----------    -----------   -------------   -----------
         Increase (decrease) in
            net assets from operations        (86,219)      (424,003)       (84,855)         5,286        (136,983)     (726,774)
                                          -----------    -----------    -----------    -----------   -------------   -----------
Payments and withdrawals:
   Premium transfers in                       155,832        223,216        110,248        230,309          85,443       805,048
   Annuity benefits transfers and
     surrenders                               (18,805)       (55,261)       (19,776)        (3,406)        (20,664)     (117,912)
   Policy loan transfers                           --         (1,419)        (1,657)            --              --        (3,076)
   Other transfers                             46,847        (59,471)       (18,038)      (220,561)        (15,209)     (266,432)
                                          -----------    -----------    -----------    -----------   -------------   -----------
         Payments and withdrawals             183,874        107,065         70,777          6,342          49,570       417,628
                                          -----------    -----------    -----------    -----------   -------------   -----------
         Increase (decrease) in net
            assets                             97,655       (316,938)       (14,078)        11,628         (87,413)     (309,146)
Beginning of year net assets                1,013,545      1,605,372        790,628        190,387         639,128     4,239,060
                                          -----------    -----------    -----------    -----------   -------------   -----------
End of year net assets                    $ 1,111,200      1,288,434        776,550        202,015         551,715     3,929,914
                                          ===========    ===========    ===========    ===========   =============    ==========

See accompanying notes to financial statements.

         FIDELITY SECURITY LIFE INSURANCE COMPANY FSL SEPARATE ACCOUNT M

                          Notes to Financial Statements

                           December 31, 2002 and 2001


(1)    ORGANIZATION

       The FSL Separate Account M (the Separate Account), marketed as FSL Flexible Premium Variable Annuity (the Contract), is a segregated investment account of Fidelity Security Life Insurance Company (the Company). The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. The Separate Account was established by the Company on May 14, 1999 and commenced operations on May 20, 1999. All deposits received by the Separate Account are invested in one or more of the investment options, as listed below, in accordance with the selection made by the contract owner.

       The Contract has six investment choices, one fixed account and five investment options. The fixed account is part of the general assets of the Company and provides an investment rate guaranteed by the Company. The five investment options available are portfolios of Investors Mark Series Fund, Inc. and Berger Institutional Products Trust and collectively constitute the assets of the Separate Account. These options and their objectives are as follows:

               FUND                      FUND OBJECTIVE
               ----                      --------------
INVESTORS MARK SERIES FUND, INC.

      Growth & Income Portfolio          Capital growth by investing in common stocks of growing companies

      Large Cap Growth Portfolio         Long-term growth of capital and income by investing primarily in equity securities of large companies that are in the top 25 percent of their industry sectors.

      Small Cap Equity Portfolio         Capital appreciation by investing in common stock of small U.S. and foreign companies.

      Money Market Portfolio             Current income with stability of principal and liquidity by investing in short-term, high quality fixed income securities

BERGER INSTITUTIONAL PRODUCTS TRUST

      IPT International Fund             Capital growth by investing in stocks of growing foreign companies.


(2)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       (a)    INVESTMENT VALUATION

              Investments in mutual fund shares are carried in the statement of net assets at the lesser of quoted market value or net asset value of the underlying mutual fund.

       (b)    SECURITIES TRANSACTIONS AND INVESTMENT INCOME

              Securities transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. The cost of investments sold and the corresponding capital gains and losses are determined on a specific identification basis. Interest and dividend income and capital gains distributions paid by the funds to the Separate Account are reinvested in additional shares of each respective subaccount, and are allocated to the contracts on each valuation date based on each individual annuity contract's

         FIDELITY SECURITY LIFE INSURANCE COMPANY FSL SEPARATE ACCOUNT M

                          Notes to Financial Statements

                           December 31, 2002 and 2001


              pro-rata share of the net assets of the investment option as of the beginning of the valuation date. Capital gains distributions are recorded as income on the date earned.

       (c)    UNIT VALUATIONS

              Investments in all five investment options are tracked using an accumulation unit. Contract owners may elect to own Lump Sum units or Easy Pay units depending on the payment plan selected (see note
              4). Every business day the value of the accumulation unit is determined after the New York Stock Exchange closes. The value is determined by computing the change in the published net asset value, for the investment option from the previous day to the current business day, subtracting any charges including the Product Expense Charge and any taxes, and multiplying the previous business day's accumulation unit value by this result.

       (d)    FEDERAL INCOME TAX

              The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code. The operations of the Separate Account, including its Portfolios, are part of the total operations of the Company and are not taxed as a separate entity. Under Federal income tax law, net investment income and realized gains (losses) are retained in the Separate Account and are not taxable until received by the contract owner or beneficiary in the form of annuity payments or other distributions.

       (e)    RISKS AND UNCERTAINTIES

              Certain risks and uncertainties are inherent to the Separate Account's day-to-day operations and to the process of preparing its financial statements. The more significant of those risks and uncertainties, as well as the Separate Account's method for mitigating the risks, are presented below and throughout the notes to the financial statements.

                  Financial Statements - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

                  Investments - The Account is exposed to risks that issuers of securities owned will default, or that interest rates will change and cause a decrease in the value of the investments. Management mitigates these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements and annual financial statements.

         FIDELITY SECURITY LIFE INSURANCE COMPANY FSL SEPARATE ACCOUNT M

                          Notes to Financial Statements

                           December 31, 2002 and 2001


(3)    PURCHASES AND SALES OF INVESTMENTS

       The cost of purchases and proceeds from sales of investment options for the years ended December 31, 2002 and 2001 were as follows:

                                                                       2002
                                                              PURCHASES      SALES
                                                             ----------   ----------
IMS Growth & Income Portfolio                                $  170,646      200,666
IMS Large Cap Growth Portfolio                                  217,736      114,013
IMS Small Cap Equity Portfolio                                   92,964       70,172
IMS Money Market Portfolio                                       84,431       50,648
Berger Institutional Products Trust IPT International Fund       91,773       52,720
                                                             ----------   ----------
                                                             $  657,550      488,219
                                                             ==========   ==========

                                                                      2001
                                                              PURCHASES      SALES
                                                             ----------   ----------
IMS Growth & Income Portfolio                                $  345,580       98,267
IMS Large Cap Growth Portfolio                                  255,225      148,435
IMS Small Cap Equity Portfolio                                  139,577       66,279
IMS Money Market Portfolio                                      231,932      218,355
Berger Institutional Products Trust IPT International Fund      182,081       88,405
                                                             ----------   ----------
                                                             $1,154,395      619,741
                                                             ==========   ==========


(4)    EXPENSES AND RELATED PARTY TRANSACTIONS

       Each day the Company makes a deduction from the Separate Account for a Mortality and Expense Risk Charge. This charge is for all of the insurance benefits (i.e., guarantee of annuity rates, the death benefit) and for assuming the risk that current charges will be insufficient in the future to cover the cost of administering the Separate Account. The Product Expense Charge is assessed based on the daily unit values of the contract holder's portion of the assets in the Separate Account. The assessments are as follows:

       o      Lump Sum Payments - 0.90%, on an annual basis

       o Easy Pay Payments - 0.90%, on an annual basis, for contracts that have reached a value of $100,000 or more, or 1.50%, on an annual basis, for contracts that have a value of less than $100,000.

       This charge cannot be increased and could be reduced if sales of the contract are made to individuals or to a group of individuals in such a manner that results in a reduction of the Company's administrative costs or other savings.

         FIDELITY SECURITY LIFE INSURANCE COMPANY FSL SEPARATE ACCOUNT M

                          Notes to Financial Statements

                           December 31, 2002 and 2001


       A surrender charge may be deducted in the event of a surrender from a contract. Subject to a free surrender amount and other waivers or reductions, surrender charges are assessed as follows:

                                    SURRENDER CHARGE
NUMBER OF COMPLETE YEARS FROM     --------------------
 RECEIPT OF PURCHASE PAYMENTS     EASY PAY    LUMP SUM
-----------------------------     --------    --------
      0 - 1                           6%          7%
         1                            6           6
         2                            6           5
         3                            5           4
         4                            5           3
         5                            4           2
         6                            3           1
         7                            2          --
         8                            2          --
         9                            1          --
      10 and thereafter              --          --


       There were no significant surrender charges deducted during 2002 or 2001.

       The Company also assesses a transfer charge for each transfer during the accumulation phase in excess of 12 transfers during a contract year.

(5)    CHANGE IN UNITS OUTSTANDING

       The changes in units outstanding for the years ended December 31, 2002 and 2001 were as follows:

                                                       2002
                                         ------------------------------------
                                          UNITS      UNITS      NET INCREASE
                                         ISSUED     REDEEMED      (DECREASE)
                                         ------     --------    -------------
IMS Growth & Income Portfolio            19,311     (23,801)          (4,490)
IMS Large Cap Growth Portfolio           34,430     (19,908)          14,522
IMS Small Cap Equity Portfolio            9,526      (7,775)           1,751
IMS Money Market Portfolio                6,806      (4,027)           2,779
Berger Institutional Products Trust
     IPT International Fund               9,745      (6,953)           2,792
                                         ------     --------    ------------
                 Total                   79,818     (62,464)          17,354
                                         ======     =======     ============

         FIDELITY SECURITY LIFE INSURANCE COMPANY FSL SEPARATE ACCOUNT M

                          Notes to Financial Statements

                           December 31, 2002 and 2001

                                                        2001
                                         -----------------------------------
                                          UNITS      UNITS
                                         ISSUED     REDEEMED    NET INCREASE
                                         -------    --------    ------------
IMS Growth & Income Portfolio          17,742        (1,668)          16,074
IMS Large Cap Growth Portfolio         25,332       (13,878)          11,454
IMS Small Cap Equity Portfolio          8,472        (3,029)           5,443
IMS Money Market Portfolio             21,768       (21,159)             609
Berger Institutional Products Trust
     IPT International Fund             8,880        (3,356)           5,524
                                      -------      --------     ------------
                 Total                 82,194       (43,090)          39,104
                                      =======      ========     ============


(6)    FINANCIAL HIGHLIGHTS

       A summary of unit values for variable annuity contracts and the expense ratios excluding expenses for the underlying fund, for the years ended December 31, 2002 and 2001 follows:

                                                   AT DECEMBER 31                                FOR THE YEAR ENDED DECEMBER 31
                                     ---------------------------------------                  ------------------------------------
                                               UNIT FAIR VALUE                 INVESTMENT *   EXPENSE RATIO      TOTAL RETURN **
                                                  LOWEST TO                      INCOME         LOWEST TO           LOWEST TO
                                      UNITS        HIGHEST        NET ASSETS     RATIO           HIGHEST             HIGHEST
                                     -------   ----------------   ----------   ------------   -------------   --------------------
Investors Mark Series Fund, Inc.:
Growth & Income Portfolio
      2002                            97,415   $  8.68 to 8.87       857,626       0.72%      0.90% to 1.50%   (19.75)% to (19.27)%
      2001                           101,905    10.78 to 10.95     1,111,200       0.52%      0.90% to 1.50%     (7.98)% to (7.43)%
Large Cap Growth Fund
      2002                           175,697      5.57 to 5.69       992,813       0.00%      0.90% to 1.50%   (30.09)% to (29.68)%
      2001                           161,175      7.90 to 8.03     1,288,434       0.00%      0.90% to 1.50%   (25.69)% to (25.24)%
Small Cap Equity Fund
      2002                            60,804      9.63 to 9.84       594,611       0.00%      0.90% to 1.50%   (25.03)% to (24.58)%
      2001                            59,053    13.00 to 13.20       776,550       0.00%      0.90% to 1.50%   (11.07)% to (10.54)%
Money Market Portfolio
      2002                            21,112    10.86 to 11.10       233,603       1.15%      0.90% to 1.50%       (.17)% to (.42)%
      2001                            18,333    10.87 to 11.04       202,015       3.53%      0.90% to 1.50%        2.23% to 2.84%
Berger Institutional Products Trust:
IPT International Fund
      2002                            66,218      6.67 to 6.81       448,448       3.88%      0.90% to 1.50%   (22.31)% to (21.85)%
      2001                            63,426      8.60 to 8.73       551,715       1.05%      0.90% to 1.50%   (21.46)% to (20.99)%


* The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                       Statutory Financial Statements and
                             Supplemental Schedules

                           December 31, 2002 and 2001

                   (With Independent Auditors' Report Thereon)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY


                                TABLE OF CONTENTS


                                                                                          PAGE
Independent Auditors' Report                                                                1

Statutory Financial Statements:

     Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus          3

     Statutory Statements of Income                                                         4

     Statutory Statements of Capital and Surplus                                            5

     Statutory Statements of Cash Flows                                                     6

     Notes to Statutory Financial Statements                                                7

Supplemental Schedules:

     Statutory Selected Financial Data                                                     29

     Statutory Summary Investment Schedule                                                 32

     Statutory Schedule of Investment Risks Interrogatories                                33

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Fidelity Security Life Insurance Company:


We have audited the accompanying statutory statements of admitted assets, liabilities, and capital and surplus of Fidelity Security Life Insurance Company as of December 31, 2002, and the related statutory statements of operations, changes in capital and surplus, and cash flow for the year then ended. These statutory financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statutory financial statements based on our audit. The accompanying statutory financial statements of Fidelity Security Life Insurance Company as of December 31, 2001 and for the year then ended were audited by other auditors whose report thereon dated April 12, 2002, expressed an unqualified opinion and included an explanatory paragraph that described the change in certain accounting practices as a result of the adoption by the Missouri Department of Insurance of the National Association of Insurance Commissioners' Accounting Practices and Procedures Manual-Version effective January 1, 2001 as modified by the Missouri Department of Insurance.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described more fully in Note 2 to the statutory financial statements, these statutory financial statements were prepared in conformity with the accounting practices prescribed or permitted by the Missouri Department of Insurance, which is a comprehensive basis of accounting other than accounting principles generally accepted in the Unites States of America.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of Fidelity Security Life Insurance Company as of December 31, 2002, and the results of its operations and its cash flow for the year then ended, on the basis of accounting described in Note 2.

As described more fully in Note 2 to the statutory financial statements, Fidelity Security Life Insurance Company prepared these statutory financial statements using accounting practices prescribed or permitted by the Missouri Department of Insurance. As of January 1, 2001, the Missouri Department of Insurance has adopted the National Association of Insurance Commissioners' statutory accounting practices. Consequently, the Company changed its basis of accounting in 2001 as described in Note 2.

Our audit was made for the purpose of forming an opinion on the basic statutory financial statements taken as a whole. The supplementary information included in the supplemental schedule of selected financial data, the supplemental summary investment schedule and the supplemental schedule of investment risk interrogatories are presented for purposes of additional analysis and is not a required part of the basic statutory financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic statutory financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic statutory financial statements taken as a whole.

This report is intended solely for the information and use of the board of directors and the management of Fidelity Security Life Insurance Company and the Missouri Department of Insurance and other state insurance departments in states in which the Company is licensed and is not intended to be and should not be used by anyone other than these specified parties.



KPMG LLP


April 11, 2003
Kansas City, Missouri

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

 Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus

                           December 31, 2002 and 2001


                                   ADMITTED ASSETS                           2002            2001
                                                                          ------------   ------------
Bonds, at amortized cost (market, $336,708,426 and $319,955,860 in 2002
     and 2001, respectively)                                              $332,785,247    317,251,913
Preferred stocks, at market (cost of $250,000 in 2002 and 2001)                 14,000        250,000
Common stocks, at market (cost of $1,798,923.28 and $2,294,187 in 2002
     and 2001, respectively)                                                 1,148,239      1,542,222
Mortgage loans on real estate                                                3,600,000             --
Policy loans                                                                 6,554,316      6,332,502
Cash and short-term investments                                             18,791,525     21,331,082
Other invested assets                                                        3,352,160      2,936,064
Receivable for securities sold                                               2,810,075        513,533
                                                                          ------------   ------------
                 Total cash and invested assets                            369,055,562    350,157,316

Due and deferred premiums                                                   10,610,356     25,595,050
Accrued investment income                                                    5,093,873      5,418,245
Federal income tax recoverable (including deferred tax asset of
     $638,695 and $1,001,280 in 2002 and 2001, respectively)                 1,091,987      1,079,280
Due from reinsurers and other companies                                     12,334,111     23,926,342
Receivable from parent, subsidiaries and affiliates                            304,136             --
Amount receivable relating to uninsured accident and health plans               53,938             --
State guaranty fund deposits                                                   622,595        326,928
Assets held in separate account                                              3,202,010      3,983,285
                                                                          ------------   ------------
                 Total admitted assets                                    $402,368,568    410,486,446
                                                                          ============   ============
                         LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
     Aggregate reserves:
        Life insurance and annuity contracts                              $308,428,018    300,319,491
        Accident and health insurance                                       11,774,995     18,547,119
     Claim reserves:
        Life insurance                                                       1,516,615      2,494,751
        Accident and health insurance                                        8,509,715     12,166,177
     Advanced premiums and unapplied receipts                                6,999,849        947,110
     Due to reinsurers and other companies                                   7,475,406     15,078,561
     Commissions, taxes, and general expenses                                2,985,800      8,499,774
     Group contingency reserves                                              1,076,334      1,079,607
     Interest maintenance reserve (IMR)                                      2,903,436      2,866,465
     Asset valuation reserve (AVR)                                           2,129,314      1,405,203
     Liabilities related to separate account                                 3,202,010      3,983,285
                                                                          ------------   ------------
                 Total liabilities                                         357,001,492    367,387,543
                                                                          ------------   ------------
Capital and surplus:
     Capital stock, $2.50 par value. Authorized 1,100,000 shares;
        issued and outstanding 1,000,000 shares                              2,500,000      2,500,000
     Preferred stock, $100.00 par value. Authorized 50,000 shares;
        issued and outstanding 30,000 shares                                 3,000,000      3,000,000
     Paid-in and contributed surplus                                         1,188,310        996,198
     Unassigned surplus                                                     39,169,791     37,600,684
                                                                          ------------   ------------
                                                                            45,858,101     44,096,882
     Less treasury stock, at cost, 13,653 and 34,203 shares in 2002 and
        2001, respectively                                                     491,025        997,979
                                                                          ------------   ------------
                 Total capital and surplus                                  45,367,076     43,098,903
                                                                          ------------   ------------
                 Total liabilities and capital and surplus                $402,368,568    410,486,446
                                                                          ============   ============


See accompanying notes to statutory financial statements.


                                       3                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                       Statutory Statements of Operations

                     Years ended December 31, 2002 and 2001

                                                                             2002             2001
                                                                        -------------    -------------
Income:
     Life premiums                                                      $  17,833,789       27,826,855
     Annuity deposits                                                      14,692,289       13,030,959
     Accident and health premiums                                          79,711,153       85,459,280
     Investment income, net                                                22,750,603       23,635,323
     Amortization of IMR                                                      582,598          387,754
                                                                        -------------    -------------
                 Total income                                             135,570,432      150,340,171
                                                                        -------------    -------------
Policy benefits and expenses:
        Life insurance                                                      7,621,844       10,036,151
        Annuities                                                          21,587,162       20,186,905
        Accident and health insurance                                      38,294,946       34,691,531
        Increase in aggregate reserves                                      1,313,566        9,196,254
                                                                        -------------    -------------
                 Total policy benefits and expenses                        68,817,518       74,110,841
Commissions                                                                47,926,772       58,054,395
General insurance expenses                                                 13,520,592       13,498,182
Insurance taxes, licenses and fees                                          1,861,899        2,254,359
Change in loading and cost of collection on due and deferred premiums          15,308          (28,736)
Separate account transfers                                                    142,436          417,630
                                                                        -------------    -------------
                                                                          132,284,525      148,306,671
                                                                        -------------    -------------
                 Income before federal income taxes and net realized
                    capital gains (losses)                                  3,285,907        2,033,500
Federal income taxes                                                          328,747          134,570
                                                                        -------------    -------------
                 Income before net realized capital gains (losses)          2,957,160        1,898,930
Realized capital gains (losses), net of income taxes and IMR
     transfers                                                               (373,700)      (3,569,304)
                                                                        -------------    -------------
                 Net income (loss)                                      $   2,583,460       (1,670,374)
                                                                        =============    =============

See accompanying notes to statutory financial statements.


                                       4                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

             Statutory Statements of Changes in Capital and Surplus

                     Years ended December 31, 2002 and 2001

                                                                       PAID-IN AND
                                              COMMON       PREFERRED   CONTRIBUTED    UNASSIGNED      TREASURY
                                              STOCK          STOCK       SURPLUS        SURPLUS         STOCK          TOTAL
                                           -----------   -----------   -----------    -----------    -----------    -----------
Balance, December 31, 2000                 $ 2,500,000     3,000,000       988,698     37,162,976       (949,671)    42,702,003
     Net loss                                       --            --            --     (1,670,374)            --     (1,670,374)
     Change in unrealized capital
        gains and loss                              --            --            --      1,251,506             --      1,251,506
     Dividends on preferred stock                   --            --            --       (232,500)            --       (232,500)
     Cumulative effect of change in
        accounting principle                        --            --            --        835,255             --        835,255
     Change in liability for reinsurance
        in unauthorized companies                   --            --            --       (349,416)            --       (349,416)
     Change in net deferred income taxes            --            --            --        926,130             --        926,130
     Change in nonadmitted assets                   --            --            --         79,490             --         79,490
     Change in asset valuation reserve              --            --            --       (402,383)            --       (402,383)
     Purchase of treasury stock                     --            --                                     (61,605)       (61,605)
     Sale of treasury stock                         --            --         7,500             --         13,297         20,797
                                           -----------   -----------   -----------    -----------    -----------    -----------
Balance, December 31, 2001                   2,500,000     3,000,000       996,198     37,600,684       (997,979)    43,098,903
     Net income                                     --            --            --      2,583,460             --      2,583,460
     Change in unrealized capital
        gains and loss                              --            --            --        220,021             --        220,021
     Dividends on preferred stock                   --            --            --       (232,500)            --       (232,500)
     Change in liability for reinsurance
        in unauthorized companies                   --            --            --        (49,436)            --        (49,436)
     Change in net deferred income taxes            --            --            --       (535,437)            --       (535,437)
     Change in nonadmitted assets                   --            --            --        307,110             --        307,110
     Change in asset valuation reserve              --            --            --       (724,111)            --       (724,111)
     Sale of treasury stock                         --            --       192,112             --        506,954        699,066
                                           -----------   -----------   -----------    -----------    -----------    -----------
Balance, December 31, 2002                 $ 2,500,000     3,000,000     1,188,310     39,169,791       (491,025)    45,367,076
                                           ===========   ===========   ===========    ===========    ===========    ===========


See accompanying notes to statutory financial statements.


                                       5                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                        Statutory Statements of Cash Flow

                     Years ended December 31, 2002 and 2001

                                                                                          2002              2001
                                                                                      -------------    -------------
Cash from operations:
     Premium and annuity considerations                                               $ 124,831,764      111,865,105
     Considerations for supplemental contracts with life contingencies                    2,382,053        2,390,574
     Investment income, net                                                              23,104,200       23,911,665
     Commission and expense allowances on reinsurance ceded                              14,714,228       12,235,254
     Fees associated with investment management, administration,
        and contract guarantees from separate account                                            --              380
     Miscellaneous income                                                                   254,219          519,171
     Death benefits                                                                      (7,599,026)      (9,254,694)
     Annuity benefits                                                                   (19,815,821)     (18,580,462)
     Disability benefits and benefits under accident and health policies                (41,951,408)     (38,714,299)
     Surrender benefits and other fund withdrawals                                       (1,000,954)        (640,869)
     Interest on policy or contract funds                                                   (17,695)         (11,299)
     Payments on supplementary contracts with life contingencies                         (1,771,341)      (1,606,442)
     Commissions on premiums and annuity considerations                                 (66,242,685)     (67,731,057)
     Commissions and expense allowances on reinsurance assumed                             (698,038)      (2,026,764)
     General insurance expenses                                                         (14,128,905)     (14,279,905)
     Insurance, taxes, licenses and fees                                                 (2,929,575)        (686,927)
     Net transfers to separate account                                                     (142,436)        (417,630)
     Aggregate write-ins for deductions                                                     198,281               --
     Federal income taxes                                                                  (295,862)        (332,550)
                                                                                      -------------    -------------
                 Net cash provided by (used in) operations                                8,890,999       (3,360,749)
                                                                                      -------------    -------------
Cash from investments:
     Proceeds from investments sold, matured, or repaid:
        Bonds                                                                            87,427,778       56,291,438
        Stocks                                                                              487,746        1,491,078
        Miscellaneous proceeds                                                              529,911        1,049,030
     Costs of investments acquired
        Bonds                                                                          (102,822,026)     (55,745,935)
        Stocks                                                                             (307,251)      (1,081,049)
        Mortgage loans                                                                   (3,600,000)              --
        Other invested assets                                                              (416,097)              --
        Miscellaneous applications                                                       (2,428,441)        (250,093)
     Net increase in policy loans                                                          (221,814)        (236,555)
                                                                                      -------------    -------------
                 Net cash provided by (used in) investments                             (21,350,194)       1,517,914
                                                                                      -------------    -------------
Cash from financing and miscellaneous sources:
     Capital and surplus paid in                                                            192,112            7,500
     Deposits on deposit-type contracts                                                   1,883,775        1,601,632
     Other cash provided                                                                 10,341,994        3,496,545
     Dividends paid to stockholders                                                        (232,500)        (232,500)
     Withdrawals on deposit-type contracts without life contingencies                    (1,860,939)      (1,678,161)
     Other applications, net                                                               (404,804)         (91,701)
                                                                                      -------------    -------------
                 Net cash provided by (used in) financing and miscellaneous sources       9,919,638        3,103,315
                                                                                      -------------    -------------
                 Increase (decrease) in cash and short-term investments                  (2,539,557)       1,260,480
Cash and short-term investments:
     Beginning of year                                                                   21,331,082       20,070,602
                                                                                      -------------    -------------
     End of year                                                                      $  18,791,525       21,331,082
                                                                                      =============    =============


See accompanying notes to statutory financial statements.


                                       6                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001

(1)    ORGANIZATION

       Fidelity Security Life Insurance Company (the Company) is a stock life insurance company writing life, accident and health and variable and fixed annuity contracts. The Company is domiciled in the State of Missouri and is licensed in the District of Columbia and all states except New York, where it is licensed as a reinsurer. The Company currently markets group annuities, group life, and group accident and health, including group medical and self funding arrangements primarily through independent brokers and third party administrators who specialize in group coverage.

       The top geographic locations in the United States for premiums and deposits earned by the Company were California, Florida, Illinois, Texas, Pennsylvania, and Missouri for the year ended December 31, 2002. No other jurisdiction accounted for more than 5% of statutory premiums and deposits for the Company.

(2)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       (a)    BASIS OF PRESENTATION

              The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Missouri Insurance Department. Prescribed statutory accounting practices are promulgated by the National Association of Insurance Commissioners (NAIC), as well as through state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices other than those so prescribed.

              Effective January 1, 2001, the NAIC required that insurance companies prepare their statutory basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual subject to any deviations prescribed or permitted by the Missouri Insurance Department.

              Accounting changes adopted to conform to the provisions of the NAIC Accounting Practice and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle, as an adjustment that decreased unassigned surplus by $835,255 as of January 1, 2001. The amount of this adjustment is primarily attributable to establishing deferred income taxes representing the expected future tax consequences of temporary differences generated by statutory accounting.

              Accounting practices prescribed or permitted by the Missouri Insurance Department comprise a comprehensive basis of accounting other than GAAP. The more significant differences are as follows:

              (a) Investments in bonds are recorded at amortized cost or fair values established and/or approved by the NAIC. GAAP requires investments, other than those in subsidiaries, to be classified as held-to-maturity, trading, or available-for-sale. Held-to-maturity securities are carried at amortized cost, trading securities are carried at fair value with the changes in fair value included in the statement of income, and available-for-sale securities are carried at fair value with the changes in fair value reflected as a separate component of surplus.



                                       7                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001

              (b) Investments in commons stocks are valued as prescribed by the Securities Valuation Office of the NAIC, while under GAAP, common stocks are reported at market value.

              (c) Subsidiaries are included as common stock carried under the statutory equity method, with the changes in market value of subsidiaries credited directly to the Company's surplus for statutory accounting. Income from subsidiaries is recognized in the Statement of Operations only to the extent of dividends received, while GAAP requires either consolidation or the equity or net income of subsidiaries to be credited to the statement.

              (d) Certain assets designated as "nonadmitted assets" (principally prepaid guaranty association assessments) have been excluded from the statutory statements of admitted assets, liabilities and capital and surplus by a charge to unassigned surplus, whereas for GAAP, these assets are recognized in the balance sheet. As of December 31, 2002 and 2001, "nonadmitted assets" totaled $208,705 and $229,214, respectively.

              (e) The asset valuation reserve (AVR) and interest maintenance reserve (IMR), which are contingency reserves for possible losses on investments, are recorded as liabilities through charges to surplus and net income, respectively. Gains and losses captured in the IMR are being amortized into income ratably from the date of the sale of the security to the original contractual maturity of the security sold. Under GAAP, there are no provisions for AVR and IMR.

              (f) Assets and liabilities are recorded net of ceded reinsurance balances; whereas for GAAP, amounts are recorded gross.

              (g) Acquisition costs, such as commissions and other costs related to acquiring new business, are expensed as incurred, while under GAAP, acquisition costs are capitalized and amortized to operations as the revenues are recognized.

              (h) Changes in deferred income taxes are recorded directly to surplus as opposed to being an item of income tax benefit or expense for GAAP financial reporting purposes. Admittance testing may result in a charge to capital and surplus for nonadmitted portions of deferred tax assets. Under GAAP reporting, a valuation allowance may be recorded against the deferred tax asset and reflected as an expense for financial reporting purposes.

              (i) Statutory policy reserves are based on statutory mortality and interest assumptions prescribed or permitted by statutes, without consideration of lapses or withdrawals. Under GAAP, statutory policy reserves for life insurance consider lapses and withdrawals. In addition, the effect, if any, on reserves due to a change in reserve on account of change in valuation basis is recorded directly to unassigned surplus rather than included in the determination of net gain from operations.


                                       8                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001


              (j) Premium receipts and benefits on universal life-type contracts are recorded as revenue and expense for statutory purposes. Under GAAP, revenues on universal life-type contracts are comprised of contract charges and fees which are recognized when assessed against the policyholder account balance. Additionally under GAAP, premium receipts on universal life-type contracts arc considered deposits and are recorded as interest-bearing liabilities.

              (k) Comprehensive income and its components are not presented in the statutory financial statements.

              (l) Cumulative effect of change in accounting principle is reported as an adjustment to surplus in the period of the change in accounting principle. GAAP requires that cumulative effect of a change in accounting principle be reported as a component of net income.

              (m) The statement of cash flow differs in certain respects from the presentation required by Statement of Financial Accounting Standards (SFAS) No. 95, including the presentation of the changes in cash and short-term investments instead of cash and cash equivalents. Short-term investments include securities with original maturities of one year or less.

       (b)    RISKS AND UNCERTAINTIES

              Certain risks and uncertainties are inherent to the Company's day-to-day operations and to the process of preparing its statutory financial statements. The more significant of those risks and uncertainties, as well as the Company's method for mitigating the risks, are presented below and throughout the notes to the statutory financial statements.

              o Statutory financial statements - The preparation of statutory financial statements in accordance with accounting practices prescribed or permitted by the Missouri Department of Insurance requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

              o Investments - The Company is exposed to risks that issuers of securities owned by the Company will default, or that interest rates will change and cause a decrease in the value of its investments. With mortgage-backed securities, the Company is exposed to prepayment risk. As interest rates decline, the rate at which these securities pay down principal will generally increase. Management mitigates these risks by conservatively investing in high-grade securities and by matching maturities of its investments with the anticipated payouts of its liabilities.

              o External factors - The Company is highly regulated by the NAIC and the Missouri Insurance Department. Such regulations, among other things, limit the amount of dividends and impose restrictions on the diversification, amount and types of investments.

              o Reinsurance - Reinsurance contracts do not relieve the Company from its obligations to reinsureds. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses


                                       9                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001


                     from reinsurer insolvencies. Management believes that any liability arising from this contingency would not be material to the Company's financial position.

       (c)    INVESTMENTS

              Investments are valued on the basis prescribed by the Committee on Valuation of Securities of the NAIC. Investments are generally stated as follows:

                     Investments in bonds with an NAIC rating designation of 1 through 5 are carried at amortized cost; whereas bonds with an NAIC rating of 6 are assigned specific year end values by the NAIC and are written down to SVO assigned values by charging statutory surplus.

                     Preferred stocks are stated at cost, or lower of cost or market if not in good standing, as prescribed by the SVO of the NAIC.

                     Unaffiliated common stocks are stated at market, as prescribed by the SVO of the NAIC.

                     Common stocks of subsidiaries and affiliates in which the Company has an interest of 10% or more are carried on the statutory equity basis. The change in the stated value is recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus.

                     Mortgage loans are carried at their aggregate unpaid balances. Investments in mortgage loans are deemed to be collectible until the Company is notified of an event of default; consequently, the Company does not record an allowance for uncollectible mortgage loans until notified of an event of default.

                     Policy loans are carried at their aggregate unpaid balances and are collateralized by the cash surrender value of the policyholder's underlying life insurance policy.

                     Short-term investments, securities with a maturity of one year or less at date of acquisition, are carried at cost, which approximates fair value.

                     Other invested assets consist of NPGC FUND LP which is carried at GAAP equity of $3,352,160 and $2,936,064 at December 31, 2002 and 2001, respectively.

              Net realized gains and losses on securities transactions are determined on a specific identification basis and are included in the statutory statements of income, net of Federal income tax subject to the provisions of the interest maintenance reserve.

              Investment income is recognized as earned. Fixed maturity securities, excluding mortgage-backed securities, are amortized using the straight-line method for amortization of premiums and discounts. Amortized premiums and discounts are charged or credited to net investment income. Mortgage-backed securities are carried at amortized cost using the scientific method, including anticipated prepayments utilizing published data when applying interest income. In accounting for mortgage-backed securities and CMOs, the Company uses the retrospective method.

        (d)   POLICY RESERVES

              Statutory reserves for life insurance policies, other than single premium life insurance, have been computed primarily by the Commissioners' Reserve Valuation Method and Net Level Premium reserve methods. These methods take into account statutory valuation mortality rates and valuation interest rates. Interest rates vary from 2.5% to 6.0% depending on year of issue and type of


                                      10                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001


              insurance. Mortality is based principally on 1958 CSO, 1958 CET, 1960 CSG 1980 CSO and 1980 CET, also depending on issue year and type of insurance.

              For single premium life insurance policies, reserves have been computed by the Universal Life Insurance Reserves methods and are based on 1980 CSO mortality with 4.0% interest.

              Annuity reserves are calculated by the Commissioners' Annuity Reserve Valuation Method. This takes into account valuation interest rates, future guaranteed interest rates, surrender charges available at various dates into the future and all other policy guaranteed provisions, including the guaranteed settlement option rates in the policy forms.

              Supplementary contracts with life contingencies are based mainly on 1983 GAM.

       (e)    PREMIUMS AND RELATED COMMISSIONS

              Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies.

       (f)    SEPARATE ACCOUNT

              Separate account assets and liabilities generally represent funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contract holders. The assets of the account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets and liabilities are carried at market value. Deposits are received and transferred to the separate account through the Company. Net investment income, and realized and unrealized capital gains and losses on separate account assets are not reflected in the statements of income of the Company and are reflected directly in the separate account.

       (g)    PREFERRED STOCK

              The Company's board of directors declares and pays a cash dividend quarterly. The dividend is based on 7.75% of the par value of the preferred stock. Dividends of $232,500 were paid during 2002 and 2001, respectively. There were no accrued and unpaid dividends related to the preferred stock at December 31, 2002 or 2001.

       (h)    FAIR VALUES OF FINANCIAL INSTRUMENTS

              Fair values for bonds are based upon market quotations from the Valuation of Securities Manual of the Securities Valuation Office of the NAIC

              The fair value for the investment in common stock of an affiliate is determined by the current offering price of the closely held company, which price is established based on prior year end statutory equity.

              The fair value for policy loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of this calculation.


                                       11                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001


              For the remaining instruments, management believes the carrying value approximates fair value due to the short maturity, terms and fluctuations in market conditions of those instruments.

              The estimates presented herein are not necessarily indicative of the amounts that the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

       (i)    CONCENTRATIONS OF INVESTMENT ASSET CREDIT RISK

              The amortized cost of bonds at December 31, 2002 and 2001 by NAIC rating classification are shown below:

                                           2002                    2001
                               ----------------------     ----------------------
                                 AMORTIZED                 AMORTIZED
                                   COST       PERCENT         COST       PERCENT
                               ------------   -------     ------------   ------
Class 1 - highest quality      $217,187,294      65.2%    $197,462,448      62.2%
Class 2 - high quality           81,861,765      24.6      103,092,696      32.5
Class 3 - medium quality         24,535,448       7.4       12,881,325       4.1
Class 4 - low quality             5,203,990       1.6          268,838       0.1
Class 5 - lower quality           3,984,250       1.2        2,996,606       0.9
Class 6 - in or near default         12,500       0.0          550,000       0.2
                               ------------   -------     ------------   -------
                               $332,785,247     100.0%    $317,251,913     100.0%
                               ============   =======     ============   =======



              Bonds with ratings from AAA to BBB as assigned by Standard and Poor's Corporation are generally considered as investment grade securities. Some securities issued by the United States Government or an agency thereof are not rated, but are considered to be investment grade. The NAIC regards United States treasuries and agencies and all A ratings as Class 1 (highest quality), BBB ratings as Class 2 (high quality), BB ratings as Class 3 (medium quality), B ratings as Class 4 (low quality), all C ratings as Class 5 (lower quality), and D ratings as Class 6 (in or near default).

        (j)   RECLASSIFICATIONS

              Certain reclassifications have been made to the 2001 statutory financial statements to conform to the 2002 presentation.

 (3)   INVESTMENTS

       The amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of investments in bonds at December 31, 2002 and 2001 are as follows:


                                      12                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001

                                                          DECEMBER 31, 2002
                                      ---------------------------------------------------------
                                                        GROSS          GROSS       ESTIMATED
                                        AMORTIZED     UNREALIZED     UNREALIZED       FAIR
                                          COST          GAINS          LOSSES         VALUE
                                      ------------   ------------   ------------   ------------
Bonds:
U.S. Treasury securities and
     obligations of U.S. government
     corporations and agencies        $ 51,636,069        709,806             --     52,345,875
Corporate securities                   166,766,202     10,069,865      6,856,498    169,979,569
Mortgage-backed securities             114,382,976             --             --    114,382,976
                                      ------------   ------------   ------------   ------------
                 Total                $332,785,247     10,779,671      6,856,498    336,708,420
                                      ============   ============   ============   ============

Preferred Stock:
     Industrial and miscellaneous     $    250,000             --        236,000         14,000
                                      ============   ============   ============   ============

Common Stocks:
Banks, trusts and insurance
     companies                        $    134,676             --          5,048        129,628
Industrial and miscellaneous             1,664,247             --        645,637      1,018,610
                                      ------------   ------------   ------------   ------------
                 Total                $  1,798,923             --        650,685      1,148,238
                                      ============   ============   ============   ============


                                                          DECEMBER 31, 2001
                                      ---------------------------------------------------------
                                                        GROSS          GROSS       ESTIMATED
                                        AMORTIZED     UNREALIZED     UNREALIZED       FAIR
                                          COST          GAINS          LOSSES         VALUE
                                      ------------   ------------   ------------   ------------
Bonds:
U.S. Treasury securities and
     obligations of U.S. government
     corporations and agencies        $ 53,555,281        939,861        134,279     54,360,863
Corporate securities                   192,380,425      5,959,229      4,060,864    194,278,790
Mortgage-backed securities              71,316,207             --             --     71,316,207
                                      ------------   ------------   ------------   ------------
                 Total                $317,251,913      6,899,090      4,195,143    319,955,860
                                      ============   ============   ============   ============

Preferred stocks:
Industrial and miscellaneous          $    250,000             --             --        250,000
                                      ============   ============   ============   ============

Common stocks:
Banks, trusts and insurance
     companies                        $    134,683            851             --        135,534
Industrial and miscellaneous             2,159,504             --        752,816      1,406,688
                                      ------------   ------------   ------------   ------------
                 Total                $  2,294,187            851        752,816      1,542,222
                                      ============   ============   ============   ============


                                      13                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001


       The amortized cost and estimated fair value of bonds at December 31, 2002, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                           ESTIMATED
                                                          AMORTIZED           FAIR
                                                            COST             VALUE
                                                       -------------    -------------
One year or less                                       $  12,933,293       12,939,403
After one year through five years                         62,826,168       63,801,673
After five years through ten years                        44,305,750       46,131,352
After ten years                                           98,337,060       99,453,016
                                                       -------------    -------------
                                                         218,402,271      222,325,444
Mortgage-backed securities                               114,382,976      114,382,976
                                                       -------------    -------------
                                                       $ 332,785,247      336,708,420
                                                       =============    =============

       At December 31, 2002 and 2001, bonds having an amortized value of $3,268,580 and $3,424,416, respectively, were on deposit with state insurance departments in accordance with statutory reserve deposit requirements.

       The Company's sales proceeds and realized gains and losses on securities are summarized as follows:

                                                            2002             2001
                                                       -------------    -------------
Sales proceeds on fixed maturity securities            $  87,915,524       57,782,518
                                                       =============    =============
Fixed maturities:
     Gross gains                                       $   1,062,775        1,633,444
     Gross losses                                         (1,362,964)      (4,230,814)
Equity securities:
     Gross gains                                                  --          195,285
     Gross losses                                           (278,229)          (8,276)
Other invested assets:
     Gross gains                                             416,097          175,793
     Gross losses                                                 --         (118,194)
                                                       -------------    -------------
                                                            (162,321)      (2,352,762)
Adjustment for:
     Amount deferred for the IMR                            (619,569)      (1,003,283)
     Income taxes                                            408,190         (213,259)
                                                       -------------    -------------

                 Net realized capital gains (losses)   $    (373,700)      (3,569,304)
                                                       =============    =============


                                      14                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001


       Revenues in the accompanying Statutory Statements of Operations for the years ended December 31, 2002 and 2001 include net investment income from the following sources:

                                                2002            2001
                                           ------------    ------------
U.S. government bonds                      $  3,084,104       2,762,101
Other bonds                                  18,719,637      19,748,436
Preferred stocks                                     --          25,125
Common stocks                                    36,835          81,609
Premium notes, policy loans, liens              200,364         195,428
Cash and short-term investments                 537,597         797,791
Deposits with brokers                               185          11,456
Other                                           558,079         295,278
                                           ------------    ------------
                 Gross investment income     23,136,801      23,917,224
Investment expenses                            (386,198)       (281,901)
                                           ------------    ------------
                 Net investment income     $ 22,750,603      23,635,323
                                           ============    ============

       Investments at adjusted cost with NAIC rating designation 6 totaled $0 and $496,300 as of December 31, 2002 and 2001, respectively. In accordance with the NAIC's statutory accounting practices, these investments are reported at fair value as determined by the SVO with the unrealized loss recorded in unassigned surplus net of deferred income taxes. The fair market values for these investments totaled $0 and $30,000 as of December 31, 2002 and 2001, respectively. Unrealized loss on these investments before the effect of deferred income taxes was $0 and $466,300 as of December 31, 2002 and 2001, respectively. The deferred income taxes on unrealized loss were $0 and $158,542 as of December 31, 2002 and 2001, respectively.

       During 2002 and 2001, the Company recognized realized losses of $468,801 and $2,979,993 respectively on bonds held by the Company as it was determined that these securities had suffered an other than temporary decline in value.


                                      15                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001


(4)    FEDERAL INCOME TAXES

       The net deferred tax asset at December 31 and the change from the prior year are comprised of the following components:

                                                         2002           2001         CHANGE
                                                      -----------    -----------    -----------
Total gross deferred tax assets                       $ 2,480,969      3,082,379       (601,410)
Total deferred tax liabilities                           (532,250)      (484,474)       (47,776)
                                                      -----------    -----------    -----------
                 Net deferred tax asset                 1,948,719      2,597,905       (649,186)
Deferred tax asset nonadmitted in
     accordance with SSAP No. 10                       (1,310,024)    (1,596,625)       286,601
                                                      -----------    -----------    -----------
Admitted deferred tax asset                           $   638,695      1,001,280       (362,585)
                                                      ===========    ===========    ===========


       The change in deferred income taxes reported in surplus before consideration of nonadmitted assets is comprised of the following components:

                                                          2002           2001         CHANGE
                                                      -----------    -----------    -----------
Net deferred tax asset                                $ 1,948,719      2,597,905       (649,186)
Less:  Tax effect of unrealized gains and
              losses                                      301,211        414,960        113,749
           Recognized impairment loss on
              investments                                 165,512        968,020        802,508
           Capital loss carryforward                      389,930             --       (389,930)
                                                      -----------    -----------    -----------
Net tax effect without unrealized losses
     and impairments                                  $ 1,092,066      1,214,925       (122,859)
                                                      ===========    ===========    ===========

       Current income taxes incurred consist of the following major components:

                                                                         2002           2001
                                                                     -----------    -----------
Federal income tax incurred                                          $   328,747        134,570
Federal income tax on net capital gains                                 (408,192)       213,259
                                                                     -----------    -----------
                 Federal income taxes incurred, net                  $   (79,445)       347,829
                                                                     ===========    ===========


                                      16                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001


       Deferred income tax assets and liabilities consist of the following major components:

                                                                            2002           2001          CHANGE
                                                                        -----------    -----------    -----------
Deferred tax assets:
     Reserve discounting                                                $   723,268        804,822        (81,554)
     Unearned premium reserve                                               155,540        231,182        (75,642)
     Recognized loss on impairments                                         165,512        968,020       (802,508)
     Unrealized losses on investments                                       301,211        414,960       (113,749)
     Alternative minimum tax credit                                         106,640             --        106,640
     Capital loss carryforward                                              389,930             --        389,930
     Deferred acquisition costs                                             638,868        663,395        (24,527)
                                                                        -----------    -----------    -----------
                 Total deferred tax assets                                2,480,969      3,082,379       (601,410)
     Nonadmitted deferred tax assets                                     (1,310,024)    (1,596,625)       286,601
                                                                        -----------    -----------    -----------
                                                                          1,170,945      1,485,754       (314,809)
                                                                        -----------    -----------    -----------
Deferred tax liabilities:
     Book over tax basis on investments                                    (532,250)      (484,474)       (47,776)
                                                                        -----------    -----------    -----------
                 Net change in admitted deferred tax asset                 (532,250)      (484,474)       (47,776)
                                                                        -----------    -----------    -----------
                 Net admitted deferred tax asset                        $   638,695      1,001,280       (362,585)
                                                                        ===========    ===========    ===========

       The Company's income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 34% to income before income taxes as follows:


                                                                           2002           2001
                                                                        -----------    -----------
Current income taxes incurred                                           $   328,747        134,570
Change in deferred income taxes                                             122,859         41,890
                                                                        -----------    -----------
                 Total income tax reported                              $   451,606        176,460
                                                                        ===========    ===========

Income before taxes                                                     $ 3,285,907      2,033,499
                                                                                 34%            34%
                                                                        -----------    -----------
                 Expected income tax expense
                 at 34% statutory rate                                    1,117,208        691,390
Increase (decrease) in actual tax reported
     resulting from:
        Amortization of IMR                                                (198,083)      (131,836)
        Small company deduction                                            (423,643)      (353,050)
        Other                                                               (43,876)       (30,044)
                                                                        -----------    -----------
                 Total statutory income taxes                           $   451,606        176,460
                                                                        ===========    ===========


                                      17                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001


       As of December 31, 2002, the Company did not accrue a deferred tax liability relating to its "policyholders surplus account". The amount of the policyholders surplus account is approximately $3,736,000. This is a special memorandum account into which certain amounts not previously taxed, under prior tax laws, were accumulated. No new additions will be made to this account. Federal income taxes would become payable on all or a portion of this amount at the current tax rate (a) when and if distributions to the stockholder, other than stock dividends and other limited exceptions, are made in excess of the accumulated previously taxed income; or (b) if the Company ceases to be a life insurance company, as defined by the Internal Revenue Code, and such termination is not due to another life insurance company acquiring its assets in a nontaxable transaction; or (c) if the policyholders' surplus account exceeds certain premium or reserve levels. The Company does not anticipate any transactions that would cause any part of this amount to become taxable. However, should the balance at December 31, 2002 become taxable, the federal income tax liability at current rates would be approximately $1,270,240.

       The Company has an alternative minimum tax credit of approximately $107,000. This credit can be used to offset regular tax in future years and does not expire. The Company also has a capital loss carryforward of approximately $1.1 million which will expire in 2007 if sufficient capital gains are not generated.

       The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future losses:

                2002                $354,000
                2001                 166,000


(5)    PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

       Deferred and uncollected life insurance premiums and annuity considerations are as follows:

                             DECEMBER 31, 2002         DECEMBER 31, 2001
                          ----------------------    -----------------------
                                          NET OF                   NET OF
        TYPE                 GROSS       LOADING      GROSS       LOADING
        ----              ----------   ----------   ----------   ----------
Ordinary new business     $  155,295       88,261      118,388       73,959
Ordinary renewal             899,246      645,349      923,818      650,160
Credit life                      690          467          325          220
Group life                 1,604,055    1,317,651    2,367,640    2,093,581
                          ----------   ----------   ----------   ----------
                 Totals   $2,659,286    2,051,728    3,410,171    2,817,920
                          ==========   ==========   ==========   ==========

(6)    RELATED PARTY TRANSACTIONS

       The Company pays a majority of expenses on a direct basis to third party vendors. Related parties provide the Company with certain administrative and marketing services on a direct cost reimbursement basis. Expenses incurred by the Company in 2002 and 2001 related to those services were $522,505 and $499,914, respectively. In addition, commission and policy administration expenses paid by the Company in 2002 and 2001 related to policies serviced by related parties were $3,913,247 and $2,970,442,


                                      18                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001


       respectively. The Company also had a receivable due from related parties of $304,136 and payables to related parties of $46,729, at December 31, 2002 and 2001, respectively.

       Certain related parties to the Company are third party administrators through which the Company writes premiums. For the years ended December 31, 2002 and 2001 related parties, acting as third party administrators, have written premiums of $18,405,093 and $18,403,494, respectively, for the Company.

       The Company has ceded $2,532,647 and $2,624,278 of life insurance in force at December 31, 2002 and 2001, respectively, to an insurance company owned by the president of the Company. American Service Life Insurance Company (ASLIC) received $66,031 and $72,761 of ceded premium from the Company for the years ended December 31, 2002 and 2001, respectively.

       Other invested assets at December 31, 2002 and 2001 of $3,352,160 and $2,936,064, respectively, consists primarily of an investment in a limited partnership, the general partner of which is the president of the Company. The limited partnership is engaged in the speculative trading of commodity futures, option contracts and other commodity interests, including forward contracts in foreign currencies.

(7)    REINSURANCE CEDED AND ASSUMED WITH OTHER INSURANCE COMPANIES

       In the ordinary course of business, the Company assumes business from and cedes business to a number of unrelated insurers under a variety of contracts. The existence of ceded reinsurance constitutes a means by which the Company has underwritten a portion of its business. This underwriting activity subjects the Company to certain risks. To the extent that reinsurers who are underwriting the Company's business become unable to meet their contractual obligations, the Company retains the primary obligation to its direct policyholders because the existence of this reinsurance does not discharge the Company from its obligation to its policyholders.

       The Company generally strives to diversify its credit risks related to reinsurance ceded. The Company has policies and procedures to approve reinsurers prior to entering into an agreement, and also to monitor financial stability on a continuous basis. As of December 31, 2002 and 2001, the Company had no overdue reinsurance balances.

       The maximum amount of insurance the Company attempts to retain on any one life is $100,000.

       The Company follows a policy of reinsuring portions of ordinary life and accidental death coverages as well as certain accident and health risks. The Company recorded a reinsurance recoverable of $5,667,307 and $12,139,309 as of December 31, 2002 and 2001, respectively, which is included in due from other companies on the statements of admitted assets, liabilities, and capital and surplus. The Company was also primarily liable to reinsurers for the amounts of $4,893,581 and $12,698,291 as of December 31, 2002 and 2001, respectively. Such liabilities are recorded in due to other companies on the statements of admitted assets, liabilities, and capital and surplus.


                                      19                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001


       A summary of reinsurance for each of the years in the two-year period ended December 31, 2002 follows:

                                                       ASSUMED          CEDED
                                        DIRECT       FROM OTHER       TO OTHER           NET
             DESCRIPTION                AMOUNT        COMPANIES       COMPANIES        AMOUNT
             -----------             -----------     -----------     -----------     -----------
2002:
     Life insurance in force (000)   $  3,315,195        797,248      (2,259,145)      1,853,298
     Premiums:
        Life, annuity, and
           supplemental contracts      38,710,725      2,315,476      (8,500,123)     32,526,078
        Accident and health           215,428,669          2,551    (135,720,067)     79,711,153
     Policy benefits:
        Life, annuity, and
           supplemental contracts      30,542,552      1,759,378      (3,092,924)     29,209,006
        Accident and health           147,419,936       (397,398)   (108,727,592)     38,294,946
2001:
     Life insurance in force (000)   $  4,817,110        952,498      (2,183,709)      3,585,899
     Premiums:
        Life, annuity, and
           supplemental contracts      45,621,315      2,211,069      (6,974,569)     40,857,815
        Accident and health           200,359,965      5,913,664    (120,814,349)     85,459,280
     Policy benefits:
        Life, annuity, and
           supplemental contracts      32,876,842      1,524,703      (4,178,489)     30,223,056
        Accident and health           137,522,184      6,091,426    (108,922,079)     34,691,531


                                       20                            (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001


       Future policy and claim reserves are stated after reduction of applicable reinsurance reserves which aggregated approximately $19,381,426 in 2002 and $20,655,352 in 2001 on life business, and $36,411,488 in 2002 and
       $45,183,481 in 2001 on accident and health business. The Company is contingently liable for the portion of the policies reinsured in the event the reinsurance companies are unable to pay their portion of any resulting claim.

       The following table provides a summary of the significant reinsurance balances recoverable on paid and unpaid losses by reinsurer along with the Standard and Poors credit rating:

                                                          RECOVERABLE      RECOVERABLE
                                               CREDIT       ON PAID         ON UNPAID
          REINSURER                            RATING       LOSSES           LOSSES
          ---------                            ------     -----------      ----------
Everest Reinsurance Company                      AA-           --          3,233,800
Folksamerica Reinsurance Company                 A-            --          3,079,159
American Trust Insurance Company Ltd             NR            --          2,814,310
Federal Insurance Company                        AA+           --          2,475,336
Hannover Life Reassurance Co. of America         A             --          2,430,510
Continental Assurance Co.                        A+            --          2,287,515
Overseas Partners Re Ltd                         NR            --          2,252,793
Employers Life Insurance Corporation             NR            --          2,208,991
Commercial Travelers Mutual Insurance Co.        NR            --          2,152,745
Swiss Re Life & Health America                   AA+           --          2,143,093
Odyssey Reinsurance Corp                         A-            --          1,995,993
                                                                           =========


                                      21                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001


(8)     DIRECT WRITTEN PREMIUMS

        Individual managing general agent (MGA) and third party administrator
        (TPA) in which direct premiums written exceeds 5% of total surplus at December 31 are as follows:


                                                                       2002
-------------------------------------------------------------------------------------------------------------------------------
    NAME AND ADDRESS OF                                                                                           TOTAL DIRECT
     MANAGING GENERAL                                                          TYPES OF          TYPES OF           PREMIUMS
     AGENT OR THIRD                           FEIN          EXCLUSIVE          BUSINESS         AUTHORITY           WRITTEN/
   PARTY ADMINISTRATOR                       NUMBER         CONTRACT           WRITTEN           GRANTED          PRODUCED BY
--------------------------------------     ----------       ---------      ----------------    ------------      --------------
A.G.I.A., Inc.                             95-2409500           NO         Group Life           UPB                 $   644,166
1155 Eugenia Place                                                         Group A&H            UPCCAB                2,831,653
Carpinteria, CA 93013-2062
-------------------------------------------------------------------------------------------------------------------------------
Alliance Benefit Management                31-1413132           NO         Group Life           P                        49,047
225 Green Meadows Dr. South                                                Group A&H            PCCA                 10,955,839
Westerville, OH 43081                                                      (Excess loss)
-------------------------------------------------------------------------------------------------------------------------------
Allied National, Inc.                      43-1625757           NO         Group A&H            UPCCAB                4,032,332
911 Broadway
Kansas City, MO 64105
-------------------------------------------------------------------------------------------------------------------------------
American Trust Administrators, Inc.        48-1066164           NO         Group Life           UPB                     613,634
7101 College Blvd # 1200                                                   Group A&H            UPCCAB               19,453,173
Overland Park, KS 66210                                                    (Excess loss)
                                                                           Individual A&H       PCCAB                 1,091,458
-------------------------------------------------------------------------------------------------------------------------------
Avesis, Inc.                               86-0349350           NO         Group A&H            UPCCAB                6,666,584
10324 South Dolfield Road
Owings Mills, MD 21117
-------------------------------------------------------------------------------------------------------------------------------
East Coast Underwriters                    57-1114583           NO         Group Life           UPB                      13,023
333 S. Pine Street                                                         Group A&H            UPCCAB                5,245,032
Spartanburg, SC 29302                                                      (Excess loss)
-------------------------------------------------------------------------------------------------------------------------------
Special Insurance Services, Inc.           75-2195089           NO         Group A&H            UPCCAB                7,550,995
6509 Windcrest Drive Suite 200
Plano, TX 75024
-------------------------------------------------------------------------------------------------------------------------------
American Insurance Administrators, Inc.    31-1258935           NO         Group Life           UPB
3070 Riverside Drive                                                       Group A&H            UPB                   6,776,535
Columbus, OH 43221                                                         Individual A&H       UPB                     224,800
-------------------------------------------------------------------------------------------------------------------------------
Insurers Administrative Corp.              86-0344191           NO         GroupLife            UPCCAB                1,054,548
2101 West Peoria Ave.                                                      Group A&H            UPCCAB               45,262,394
Suite 100
Phoenix, AZ 85029-4928
-------------------------------------------------------------------------------------------------------------------------------
Interstate Specialty Marketing, Inc.       33-0177357           NO         Group Life           P                     7,041,237
17712 Irvine Blvd.                                                         Group A&H            UPB                         718
Tustin, CA 92780                                                           Individual Life      P                     2,330,361
                                                                           Group Annuity        P                     2,308,865
                                                                           Individual Annuity   P                     1,247,768
-------------------------------------------------------------------------------------------------------------------------------
Forrest T. Jones & Co., Inc.               43-1451185           NO         Group Life           UFB                   1,468,536
3130 Broadway                                                              Group A&H            UPB                     867,547
Kansas City, MO 64111                                                      Individual Life      UPB                     288,658
                                                                           Individual A&H       UPB                      25,904
                                                                           Individual Annuity   P                       758,729
-------------------------------------------------------------------------------------------------------------------------------
Forrest T. Jones Consulting Company        43-1292250           NO         Group Life           UPB                     774,834
3130 Broadway                                                              Group Annuity        P                     6,009,584
Kansas City, MO 64111                                                      Group A&H            UPB                   7,927,271
                                                                           Individual Life      UPB                      30,273
                                                                           Individual Annuity   P                       253,757
-------------------------------------------------------------------------------------------------------------------------------
Northwind, LLC                             23-3081650           NO         Group A&H            UPB                   6,464,449
961 Pottstown Pike
Chester Springs, PA 19424
-------------------------------------------------------------------------------------------------------------------------------
Pacific Educators, Inc.                    95-2706278           NO         Group Life           P                       155,208
2808 E. Katella Avenue                                                     Group A&H            UPB                     888,989
Suite 101                                                                  Individual Life      P                       426,385
Orange, CA 92867-5299                                                      Individual A&H       UPB                     654,362
-------------------------------------------------------------------------------------------------------------------------------
Voorhees Risk Management Inc.              22-3669968           NO         Group A&H            UPCCAB               14,421,557
d/b/a Marlton Risk Group                                                   (Excess Loss)
Main Street Promenade, Suite 1100
Voorhees, NJ
         Total                                                                                                      166,810,205
Premiums from individual TPAs and MGAs which are less than 5% of total surplus.                                      10,850,450
                                                                                                                  -------------
         Total                                                                                                    $ 177,660,655
                                                                                                                  =============

C - Claims Payment; CA - Claims Adjustment; R - Reinsurance Ceding; B - Binding Authority; P - Premium Collection; U - Underwriting




                                      22                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001

                                                               2001
-------------------------------------------------------------------------------------------------------------------------------
          NAME AND ADDRESS OF                                                                                     TOTAL DIRECT
           MANAGING GENERAL                                                    TYPES OF           TYPES OF         PREMIUMS
            AGENT OR THIRD                     FEIN          EXCLUSIVE         BUSINESS          AUTHORITY         WRITTEN/
          PARTY ADMINISTRATOR                 NUMBER          CONTRACT         WRITTEN            GRANTED         PRODUCED BY
---------------------------------------     ----------       ---------      ----------------     ------------     -------------
A.G.I.A., Inc.                              95-2409500           NO         Group Life           UPB              $   1,047,102
1155 Eugenia Place                                                          Group A&H            UPCCAB               6,826,333
Carpinteria, CA 93013-2062
-------------------------------------------------------------------------------------------------------------------------------
Alliance Benefit Management                 31-1413132           NO         Group Life           P                      258,642
225 Green Meadows Dr. South                                                 Group A&H            PCCA                34,855,390
Westerville, OH 43081                                                       (Excess loss)
-------------------------------------------------------------------------------------------------------------------------------
Allied National, Inc.                       43-1625757           NO         Group A&H            UPCCAB               1,963,250
911 Broadway
Kansas City, MO 64105
-------------------------------------------------------------------------------------------------------------------------------
American Trust Administrators, Inc.         48-1066164           NO         Group Life           UPB                    547,545
7101 College Blvd # 1200                                                    Group A&H            UPCCAB              15,229,046
Overland Park, KS 66210                                                     (Excess loss)
                                                                            Individual A&H       PCCAB                  593,676
-------------------------------------------------------------------------------------------------------------------------------
Special Insurance Services, Inc.            75-2195089           NO         Group A&H            UPCCAB               1,849,221
6509 Windcrest Drive Suite 200
Plano, TX 75024
-------------------------------------------------------------------------------------------------------------------------------
Voorhees Risk Management, Inc.              22-3669968           NO         Group A&H            UPCCAB               6,155,122
D/b/a Marlton Risk Group                                                    (Excess loss)
Main St Promenade, Suite 1100
Voorhees, NJ 08043
-------------------------------------------------------------------------------------------------------------------------------
Wright & Co.                                52-0819164           NO         Group Life           UPB                        525
1400 Eye Street NW Suite 1100                                               Group A&H            UPCCAB               2,770,936
Washington, DC 20005-2265
-------------------------------------------------------------------------------------------------------------------------------
American Insurance Administrators, Inc.     31-1258935           NO         Group Life           UPB                    321,288
3070 Riverside Drive                                                        Group A&H            UPB                  4,623,460
Columbus, OH 43221                                                          Individual A&H       UPB                    157,118
-------------------------------------------------------------------------------------------------------------------------------
Atlas Administrators, Inc.                  74-2717910           NO         Group Life           P                       20,335
916 S Capital of Texas Hwy.                                                 Group A&H            PCCA                 1,943,087
Austin, TX 78746
-------------------------------------------------------------------------------------------------------------------------------
Insurers Administrative Corp.               86-0344191           NO         GroupLife            UPCCAB               1,096,457
2101 West Peoria Ave.                                                       Group A&H            UPCCAB              30,765,377
Suite 100
Phoenix, AZ 85029-4928
-------------------------------------------------------------------------------------------------------------------------------
Interstate Specialty Marketing, Inc.        33-0177357           NO         Group Life           P                    6,542,899
17712 Irvine Blvd.                                                          Individual Life      P                    3,102,220
Tustin, CA 92780                                                            Group Annuity        P                    1,161,886
                                                                            Individual Annuity   P                      576,612
-------------------------------------------------------------------------------------------------------------------------------
Forrest T. Jones & Co., Inc.                43-1451185           NO         Group Life           UFB                  1,523,677
3130 Broadway                                                               Group A&H            UPB                    750,284
Kansas City, MO 64111                                                       Individual Life      UPB                    301,743
                                                                            Individual A&H       UPB                     29,922
                                                                            Individual Annuity   P                      950,326
-------------------------------------------------------------------------------------------------------------------------------
Forrest T. Jones Consulting Company         43-1292250           NO         Group Life           UPB                    781,573
3130 Broadway                                                               Group Annuity        P                    5,772,215
Kansas City, MO 64111                                                       Group A&H            UPB                  7,997,184
                                                                            Individual Life      UPB                     30,080
                                                                            Individual Annuity   P                      266,490
-------------------------------------------------------------------------------------------------------------------------------
Northwind, LLC                              23-3081650           NO         Group A&H            UPB                  4,421,851
961 Pottstown Pike
Chester Springs, PA 19424
-------------------------------------------------------------------------------------------------------------------------------
Pacific Educators, Inc.                     95-2706278           NO         Group Life           P                      157,538
2808 E. Katella Avenue                                                      Group A&H            UPB                     83,246
Suite 101                                                                   Individual Life      P                      452,634
Orange, CA 92867-5299                                                       Individual A&H       UPB                  1,364,498
-------------------------------------------------------------------------------------------------------------------------------
Dan R. Wagnon & Assoc., Inc.                86-0715585           NO         Group Lite           F                      232,405
3825 N. 24th Street                                                         Group A&H            PCCA                12,564,339
Phoenix, AZ 85106
-------------------------------------------------------------------------------------------------------------------------------
               Total                                                                                                160,087,532
Premiums from individual TPAs and MGAs which are less than 5% of total surplus.                                       8,520,504
                                                                                                                  -------------
               Total                                                                                              $ 168,608,036
                                                                                                                  =============


C - Claims Payment; CA - Claims Adjustment; R - Reinsurance Ceding; B - Binding Authority; P - Premium Collection; U - Underwriting


                                      23                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001


(9) ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

       Withdrawal characteristics of annuity reserves and deposit-type contracts and other liabilities without life or disability contingencies at December 31 are as follows:

                                                                                     DECEMBER 31, 2002
                                                                                  AMOUNT        % OF TOTAL
                                                                               ------------     ----------
Subject to discretionary withdrawal:
     (1)  With market value adjustment                                         $         --             --
     (2)  At book value less current surrender charge
          of 5% or more                                                          64,472,678          24.29%
     (3)  At fair value                                                           3,127,100           1.18
                                                                               ------------     ----------
     (4)  Total with adjustment or at market value                               67,599,778          25.74
     (5)  At book value without adjustment
          (minimal or no charge)                                                174,467,754          65.74
Not subject to discretionary withdrawal                                          23,320,656           8.79
                                                                               ------------     ----------
                Total (gross)                                                   265,388,188         100.00%
                                                                                                ==========
Reinsurance ceded                                                                 5,000,000
                                                                               ------------
                Total (net)                                                    $260,388,188
                                                                               ============


                                                                                     DECEMBER 31, 2001
                                                                                  AMOUNT        % OF TOTAL
                                                                               ------------     ----------
Subject to discretionary withdrawal:
     (1)  With market value adjustment                                         $         --             --
     (2)  At book value less current surrender charge
          of 5% or more                                                          67,903,845          26.23%
     (3)  At fair value                                                           3,929,914           1.52
                                                                               ------------     ----------
     (4)  Total with adjustment or at market value                               71,833,759          27.75
     (5)  At book value without adjustment
          (minimal or no charge)                                                165,572,755          63.95
Not subject to discretionary withdrawal                                          21,496,318           8.30
                                                                               ------------     ----------
                Total (gross)                                                   258,902,832         100.00%
                                                                                                ==========
Reinsurance ceded                                                                 6,000,000
                                                                               ------------
                Total (net)                                                    $252,902,832
                                                                               ============

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001


(10)   AGGREGATE RESERVES AND CLAIMS RESERVES FOR ACCIDENT AND HEALTH POLICIES

       The claims portion of aggregate reserves and claims reserves for accident and health policies are based on estimates which are subject to uncertainty. Uncertainty regarding reserves of a given accident year is gradually reduced as new information emerges each succeeding year, thereby allowing more reliable reevaluations of such reserves. While management believes that reserves as of December 31, 2002 are adequate, uncertainties in the reserving process could cause such reserves to develop favorably or unfavorably in the near term as new or additional information emerges. Any adjustment to reserves are reflected in the operating results of the periods in which they are made. Movements in reserves that are small relative to the amount of such reserves could significantly impact future reported earnings of the Company.

                                                                     2002          2001
                                                                  -----------   -----------
Balance at January 1, net of reinsurance recoverables of
     $39,092,795 and $26,337,812 in 2002 and 2001, respectively   $27,313,159    29,853,447
                                                                  -----------   -----------

Incurred related to:
     Current year                                                  20,546,310    21,361,158
     Prior years                                                   12,088,777    14,812,853
                                                                  -----------   -----------
                    Total incurred                                 32,635,087    36,174,011
                                                                  -----------   -----------
Paid related to:
     Current year                                                  26,414,655    22,861,227
     Prior years                                                   15,536,754    15,853,072
                                                                  -----------   -----------
                    Total paid                                     41,951,409    38,714,299
                                                                  -----------   -----------

Balance at December 31, net of reinsurance recoverables of
     $29,653,720 and $39,092,795 in 2002 and 2001, respectively   $17,996,837    27,313,159
                                                                  ===========   ===========

       As a result of changes in estimates of claims incurred in prior years, the accident and health claim reserves incurred decreased by $1,217,191 during 2002. The change in amounts is the result of normal reserve developments inherent in the uncertainty of establishing the liability for accident and health claim reserves. Paid claims in 2002 are higher than 2001 due to higher incidence of losses.

(11)   SEPARATE ACCOUNTS

       Transfers as reported in the Summary of Operations of the Separate Accounts Statement:

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001

                                                                 2002          2001
                                                              ---------    ---------
Transfers to separate accounts for premiums                   $ 539,365      805,048
Transfers from separate accounts, other                        (396,926)    (387,418)
                                                              ---------    ---------
                 Net transfers to separate accounts           $ 142,439      417,630
                                                              =========    =========
                 Transfers as reported in the Statutory
                    Statements of Operations of the Company   $ 142,439      417,630
                                                              =========    =========


(12)   COMMITMENTS AND CONTINGENCIES

       As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in the insurance guarantee funds. The Company is unable to estimate the possible amounts, if any, of such assessments at this time. Accordingly, the Company is unable to determine the impact, if any, such assessments may have on the Company's financial position or results of operations.

       The Company is named defendant in various lawsuits by policyholders alleging breach of the Company's covenant of good faith and fair dealings. The lawsuits, although various in nature, are primarily the result of the Company denying benefits, as it is the Company's interpretation that the plaintiffs misrepresented the facts in applying for a policy or the claims in question were not covered by the policy acquired. Lawsuits of this type are commonplace in the industry. The Company is also involved in several disputes with its reinsurance companies and third party administrators. These disputes typically involve discrepancies between how much is owed between the parties. The Company intends to vigorously defend against these lawsuits and disputes and is of the opinion that, even if the Company is held liable, any monetary damages assessed would probably not exceed the current reserves for these claims, and if so, the amount would not have a material impact on the Company's statutory financial statements.

(13)   REGULATORY MATTERS

       Dividend Restrictions - Regulatory restrictions on statutory surplus limit the amount of dividends available for distribution without prior approval of regulatory authorities. Without prior approval of its domiciliary commissioner, dividends to common shareholders are limited by the laws of the Company's state of incorporation, Missouri, to $227,497, an amount that is based on restrictions relating to statutory surplus.

       Risk-based Capital - The NAIC has developed Risk-Based Capital (RBC) standards that relate a life insurer's reported statutory capital and surplus to the risks inherent in its overall operations. The RBC formula uses the statutory Annual Statement to calculate the minimum indicated capital level to protect the Company from various risks which it faces such as asset risk, underwriting risk, and credit risk. The NAIC model law calls for various levels of regulatory action based on the magnitude of an indicated RBC capital deficiency, if any. The Company continues to monitor its internal capital requirements and the NAIC's RBC requirements. At December 31, 2002, the Company's total adjusted capital was in excess of the minimum capital requirements for all RBC action levels. Management believes that the Company's capital levels are sufficient to support the level of risk inherent in its operations.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001



(14)   RECONCILIATION TO ANNUAL STATEMENT

       The following schedule reconciles the Company's annual statement to the audited statutory financial statements for the year ended December 31, 2002:

                                                                     PER THE
                                                                   ACCOMPANYING
                                                                    STATUTORY       PER THE
                                                                    FINANCIAL       ANNUAL
                                                                   STATEMENTS      STATEMENT
                                                                  ------------    ------------
Net realized capital gains (losses), less capital gains tax (1)   $   (373,700)     (2,866,892)
                                                                  ============    ============
Statutory net income                                                 2,583,460          90,267
                                                                  ============    ============
Asset valuation reserve                                              2,129,314       1,996,905
Capital and surplus                                                 45,367,076      45,499,486
                                                                  ============    ============

       (1) Other than temporary decline in the fair value of investments recorded in the Statements of Changes in Capital and Surplus rather than through the Statements of Operations. The asset valuation reserve and the related net deferred tax assets were adjusted to properly reclassify this loss from unrealized to realized loss and recognize the deferred tax asset.

       The following schedule reconciles the Company's annual statement to the audited statutory financial statements for the year ended December 31, 2001:

                                                                     PER THE
                                                                   ACCOMPANYING
                                                                    STATUTORY       PER THE
                                                                    FINANCIAL       ANNUAL
                                                                   STATEMENTS      STATEMENT
                                                                  ------------    ------------
Net realized capital gains (losses) (1)                           $ (3,569,304)       (589,311)
                                                                  ============    ============
Statutory net income                                                (1,670,374)      1,309,619
                                                                  ============    ============

Net deferred tax assets (1), (2)                                     1,001,280         703,280
Asset valuation reserve (1)                                          1,405,203         594,754
Capital and surplus (1), (2)                                        43,098,903      43,611,352
                                                                  ============    ============

       (2) Other than temporary decline in the fair value of investments recorded in the Statements of Changes in Capital and Surplus rather than through the Statements of Operations. The asset valuation reserve and the related net deferred tax assets were adjusted to properly reclassify this loss from unrealized to realized loss and recognize the deferred tax asset.

       (3) The calculation of deferred taxes was also adjusted to correctly state non-admitted deferred tax assets.

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

                           December 31, 2002 and 2001


(15)   FAIR VALUE OF FINANCIAL INSTRUMENTS

       The fair values of investment securities, including short-term investments and cash, are estimated based on prices received from the Securities Valuation Office of the NAIC or third-party securities dealers. Cash and short-term investments fair values approximate their carrying values. The following chart provides the amortized cost and estimated fair value of investment securities at December 31, 2002 and 2001:

                                                  2002                         2001
                                      ---------------------------   ---------------------------
                                        STATEMENT     ESTIMATED      STATEMENT      ESTIMATED
               DESCRIPTION                VALUE       FAIR VALUE       VALUE       FAIR VALUE
              ------------            ------------   ------------   ------------   ------------
Bonds:
U.S. treasury securities and
     obligations of U.S. government
     corporations and agencies        $ 51,636,069     52,345,875     53,555,281     54,360,863
Corporate securities                   166,766,202    169,979,569    192,380,425    194,278,790
Mortgage-backed securities             114,382,976    114,382,976     71,316,207     71,316,207
                                      ------------   ------------   ------------   ------------
                    Total             $332,785,247    336,708,420    317,251,913    319,955,860
                                      ============   ============   ============   ============
Preferred stock:
     Industrial and miscellaneous     $     14,000         14,000        250,000        250,000
                                      ============   ============   ============   ============

Common stock:
Banks, trusts and insurance
     companies                        $    129,628        129,628        135,534        135,534
Industrial and miscellaneous             1,018,610      1,018,610      1,406,688      1,406,688
                                      ------------   ------------   ------------   ------------
                    Total             $  1,148,238      1,148,238      1,542,222      1,542,222
                                      ============   ============   ============   ============

Short-term investments                $ 15,077,326     15,077,326     13,850,106     13,850,106
                                      ============   ============   ============   ============

Cash                                  $  3,714,199      3,714,199      7,480,976      7,480,976
                                      ============   ============   ============   ============

Other invested assets                 $  3,352,160      3,352,160      2,936,064      2,936,064
                                      ============   ============   ============   ============

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                        Statutory Selected Financial Data

                                December 31, 2002

Investment income earned:
     Government bonds                                                            $  3,084,104
     Other bonds (unaffiliated)                                                    18,719,637
     Bonds of affiliates                                                                   --
     Preferred stocks (unaffiliated)                                                       --
     Preferred stocks of affiliates                                                        --
     Common stocks (unaffiliated)                                                      36,835
     Common stocks of affiliates                                                           --
     Mortgage loans                                                                        --
     Real estate                                                                           --
     Premium notes, policy loans, and liens                                           200,364
     Collateral loans                                                                      --
     Cash on hand and on deposit                                                        4,586
     Short-term investments                                                           533,011
     Other invested assets                                                                 --
     Derivative instruments                                                               185
     Aggregate write-in for investment income                                         558,079
                                                                                 ------------
                 Gross investment income                                         $ 23,136,801
                                                                                 ============
Real estate owned - book value less encumbrances                                 $         --
                                                                                 ============
Mortgage loans - book value:
     Farm mortgages                                                              $         --
     Residential mortgages                                                                 --
     Commercial mortgages                                                           3,600,000
                                                                                 ------------
                 Total mortgage loans                                            $  3,600,000
                                                                                 ============
Mortgage loans by standing - book value:
     Good standing                                                               $  3,600,000
                                                                                 ------------
     Good standing with restructured terms                                       $         --
                                                                                 ============
     Interest overdue more than three months, not in foreclosure                 $         --
                                                                                 ============
     Foreclosure in process                                                      $         --
                                                                                 ============
Other long-term assets - statement value                                         $  3,352,160
                                                                                 ============
Collateral loans                                                                 $         --
                                                                                 ============
Bonds and stocks of parent, subsidiaries, and affiliates - book value:
     Bonds                                                                       $         --
                                                                                 ============
     Preferred stocks                                                            $         --
                                                                                 ============
     Common stocks                                                               $         --
                                                                                 ============
Bondsand short-term investments - by maturity and class: By maturity -
     statement value:
        Due within one year or less                                              $ 29,750,744
        Over one year through five years                                           63,691,496
        Over five years through ten years                                          54,304,660
        Over ten years through twenty years                                        87,040,367
        Over twenty years                                                         113,075,306
                                                                                 ------------
                 Total bonds and short-term investments - by maturity            $347,862,573
                                                                                 ============


See accompanying Independent Auditors' Report.


                                      29                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                                December 31, 2002

     By class - statement value:
        Class 1                                                                  $232,264,620
        Class 2                                                                    81,861,765
        Class 3                                                                    24,535,448
        Class 4                                                                     5,203,990
        Class 5                                                                     3,984,250
        Class 6                                                                        12,500
                                                                                 ------------
                 Total bonds and short-term investments - by class               $347,862,573
                                                                                 ============
Total bonds publicly traded                                                      $332,785,247
                                                                                 ============
Total bonds privately placed                                                     $         --
                                                                                 ============
Preferred stocks - statement value                                               $     14,000
                                                                                 ============
Common stocks - market value, including investment in subsidiary                 $  1,148,239
                                                                                 ============
Short-term investments - book value                                              $ 15,077,326
                                                                                 ============
Financial options owned - statement value                                        $         --
                                                                                 ============
Financial options written and in force - statement value                         $         --
                                                                                 ============
Financial futures contracts open - current price                                 $         --
                                                                                 ============
Cash on deposit                                                                  $  3,714,199
                                                                                 ============
Life insurance in force:
     Industrial                                                                  $         --
                                                                                 ============
     Ordinary                                                                    $    219,686
                                                                                 ============
     Credit life                                                                 $     46,150
                                                                                 ============
     Group life                                                                  $  1,587,462
                                                                                 ============
Amount of accidental death insurance in force under ordinary policies            $    151,533
                                                                                 ============
Life insurance policies with disability provisions in force:
     Industrial                                                                  $         --
                                                                                 ============
     Ordinary                                                                    $    134,812
                                                                                 ============
     Credit life                                                                 $         --
                                                                                 ============
     Group life                                                                  $  2,221,908
                                                                                 ============
Supplementary contracts in force:
     Ordinary - not involving life contingencies:
        Amount on deposit                                                        $      2,592
                                                                                 ============
        Income payable                                                           $      1,764
                                                                                 ============
     Ordinary - involving life contingencies:
        Income payable                                                           $    101,318
                                                                                 ============
     Group - not involving life contingencies:
        Amount on deposit                                                        $ 11,240,203
                                                                                 ============
        Income payable                                                           $  1,716,221
                                                                                 ============
     Group - involving life contingencies:
        Income payable                                                           $  1,842,992
                                                                                 ============


See accompanying Independent Auditors' Report.


                                      30                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                                December 31, 2002

Annuities:
     Ordinary:
        Immediate - amount of income payable                                     $         --
                                                                                 ============
        Deferred - fully paid account balance                                    $ 16,562,452
                                                                                 ============
        Deferred - not fully paid account balance                                $ 20,108,418
                                                                                 ============
     Group:
        Immediate - amount of income payable                                     $         --
                                                                                 ============
        Deferred - fully paid account balance                                    $         --
                                                                                 ============
        Deferred - not fully paid account balance                                $209,710,454
                                                                                 ============
Accident and health insurance - premiums in force:
     Ordinary                                                                    $  2,683,715
                                                                                 ============
     Group                                                                       $174,283,555
                                                                                 ============
     Credit                                                                      $         --
                                                                                 ============
Deposit funds and dividend accumulations:
     Deposit funds - account balance                                             $         --
                                                                                 ============
     Dividend accumulations - account balance                                    $         --
                                                                                 ============
Claim payments:
     Group accident and health - year ended December 31, 2002:
        2002                                                                     $ 26,192,073
                                                                                 ============
        2001                                                                     $ 13,726,647
                                                                                 ============
        2000 and prior                                                           $  1,435,865
                                                                                 ============
     Other accident and health:
        2002                                                                     $    222,582
                                                                                 ============
        2001                                                                     $    280,136
                                                                                 ============
        2000 and prior                                                           $     94,106
                                                                                 ============

     Other coverages that use developmental methods to calculate claims reserves:
        2002                                                                     $         --
                                                                                 ============
        2001                                                                     $         --
                                                                                 ============
        2000 and prior                                                           $         --
                                                                                 ============


See accompanying Independent Auditors' Report.


                                      31                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                      Statutory Summary Investment Schedule

                                December 31, 2002

                                                                                                         ADMITTED ASSETS AS REPORTED
                                                                               GROSS INVESTMENT HOLDINGS  IN THE ANNUAL STATEMENT
                                                                               ------------------------- ---------------------------
                        INVESTMENT CATEGORIES                                      AMOUNT     PERCENTAGE   AMOUNT         PERCENTAGE
                        ---------------------                                  -------------  ----------  ------------    ----------
Bonds:
     U. S. treasury securities                                                  $  8,839,690     2.4%     $  8,839,690       2.4%
     U. S. government agency and corporate obligations (excluding mortgage-backed securities):
           Issued by U. S. government agencies                                            --      --                --        --
           Issued by U. S. government-sponsored agencies                                  --      --                --        --
     Foreign government (including Canada, excluding mortgage-
        backed securities):                                                               --      --                --        --
     Securities issued by states, territories, and possessions, and political subdivisions in the U. S.:
           States, territories, and possessions general obligations                1,954,394     0.5         1,954,394       0.5
           Political subdivision of states, territories, and possessions,
              and political subdivisions general obligations                       8,534,022     2.3         8,534,022       2.3
           Revenue and assessment obligations                                     32,307,963     8.7        32,307,963       8.7
           Industrial development and similar obligations                                 --      --                --        --
     Mortgage-backed securities (including residential and commercial MBS):
           Pass-through securities:
              Guaranteed by GNMA                                                  87,078,337    23.5        87,078,337      23.6
              Issued by FNMA and FHLMC                                                    --      --                --        --
              Privately issued                                                            --      --                --        --
           CMOs and REMICs:
              Issued by FNMA and FHLMC                                            24,681,913     6.7        24,681,913       6.7
              Privately issued and collateralized by MBS issued or
                 guaranteed by GNMA, FNMA, or FHLMC                                1,623,637     0.4         1,623,637       0.4
              All other privately issued                                                  --      --                --        --
Other debt and other fixed income securities (excluding short-term):
     Unaffiliated domestic securities (includes credit tenant loans rated
        by the SVO)                                                              168,252,096    45.4       167,765,291      45.5
     Unaffiliated foreign securities                                                      --      --                --        --
     Affiliated securities                                                                --      --                --        --
Equity interests:
     Investments in mutual funds                                                          --      --                --        --
     Preferred stocks:
        Affiliated                                                                        --      --                --        --
        Unaffiliated                                                                 250,000     0.1            14,000       0.0
     Publicly traded equity securities (excluding preferred stocks):
        Affiliated                                                                        --      --                --       --
        Unaffiliated                                                               1,798,923     0.5         1,148,239       0.3
     Other equity securities:
        Affiliated                                                                        --      --                --        --
        Unaffiliated                                                                      --      --                --        --
     Other equity interests including tangible personal property under lease:
           Affiliated                                                                     --      --                --        --
           Unaffiliated                                                                   --      --                --        --
Mortgage loans:
     Construction and land development                                                    --      --                --        --
     Agricultural                                                                         --      --                --        --
     Single family residential properties                                                 --      --                --        --
     Multifamily residential properties                                                   --      --                --        --
     Commercial loans                                                              3,600,000     1.0         3,600,000       1.0
Real estate investments:
     Property occupied by company                                                         --      --                --        --
     Property held for production of income (includes $0 of property
        acquired in satisfaction of debt)                                                 --      --                --        --
     Property held for sale ($0 including property acquired in
        satisfaction of debt)                                                             --      --                --        --
Policy loans                                                                       6,554,316     1.8         6,554,316       1.8
Receivables for securities                                                         2,810,075     0.7         2,810,075       0.8
Cash and short-term investments                                                   18,791,525     5.1        18,791,525       5.1
Other invested assets                                                              3,352,160     0.9         3,352,160       0.9
                                                                                ------------   -----      ------------     -----
                 Total invested assets                                          $370,429,051   100.0%     $369,055,562     100.0%
                                                                                ============   =====      ============     =====


See accompanying Independent Auditors' Report.



                                      32                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

             Statutory Schedule of Investment Risks Interrogatories

                                December 31, 2002



Answer the following interrogatories by stating the applicable U.S. dollar amounts and percentages of the reporting entity's total admitted assets held in that category of investments as shown on the Summary Investment Schedule. All reporting entities must answer interrogatories 1, 2, 3, 4, 11 and, if applicable, 20 through 24. Answer each of the interrogatories 5 through 19 (except 11) only if the reporting entity's aggregate holding in the gross investment category addressed in that interrogatory equals or exceeds 2.5% of the reporting entity's total admitted assets. For Life, Health and Fraternal blanks, responses are to exclude Separate Accounts.

1.     State the reporting entity's total admitted assets as reported on Page 2
       of the annual statement.                                                                 $399,166,558

2. State by investment category the 10 largest exposures to a single issuer/borrower/investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the company and policy loans.

                                                                              Percent of Total
                  Investment Category                            Amount        Admitted Assets
                  -------------------                         ----------      ----------------
         2.01     Weyerhaeuser Co                             $4,394,098            1.101%
         2.02     California Rural Home Mortgage Review       $4,153,330            1.041%
         2.03     San Francisco Intl Airport                  $4,119,049            1.032%
         2.04     Western Resources                           $4,076,290            1.021%
         2.05     Williams Companies                          $3,984,251            0.998%
         2.06     Kimberly Clark                              $3,541,751            0.887%
         2.07     Continental Corp                            $3,500,000            0.877%
         2.08     Mountain Fuel Supply                        $3,500,000            0.877%
         2.09     Hydro-Quebec                                $3,478,792            0.872%
         2.10     Mississippi St                              $3,447,384            0.864%


3. State the amounts and percentages of the reporting entity's total admitted assets held in bonds and preferred stocks by NAIC rating.

                                                                              Percent of Total
                  Bonds                                          Amount       Admitted Assets
                  -----                                       ------------    ----------------
         3.01     NAIC-1                                      $217,187,294         54.410%
         3.02     NAIC-2                                      $ 81,861,765         20.508%
         3.03     NAIC-3                                      $ 24,535,448          6.147%
         3.04     NAIC-4                                      $  5,203,990          1.304%
         3.05     NAIC-5                                      $  3,984,250          0.998%
         3.06     NAIC-6                                      $     12,500          0.003%
                  Preferred Stocks
                  ----------------
         3.07     P/RP-1                                      $          0          0.000%
         3.08     P/RP-2                                      $          0          0.000%
         3.09     P/RP-3                                      $          0          0.000%
         3.10     P/RP-4                                      $          0          0.000%
         3.11     P/RP-5                                      $          0          0.000%
         3.12     P/RP-6                                      $     14,000          0.004%


4. State the amounts and percentages of the reporting entity's total admitted assets held in foreign investments (regardless of whether there is any foreign currency exposure) and unhedged foreign currency exposure
       (defined as the statement value of investments denominated in foreign currencies which are not hedged by financial instruments qualifying for hedge accounting as specified in SSAP No. 31 - Derivative Instruments), including

       (4.01) foreign-currency-denominated investments of                   $         0
       (4.02) supporting insurance liabilities denominated in
       that same foreign currency of                                        $         0
       and excluding (4.03) Canadian investments and currency exposure of   $         0
       Assets held in foreign investments less than 2.5% of the reporting entity's total admitted assets, therefore detail not
       required for interrogatories 5 - 10.  (4.04)                          Yes [X]   No [ ]

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                                December 31, 2002

5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:

        5.01     Countries rated NAIC-1                      $0                0.000%
        5.02     Countries rated NAIC-2                      $0                0.000%
        5.03     Countries rated NAIC-3 or below             $0                0.000%

6. Two largest foreign investment exposures to a single country, categorized by the country's NAIC sovereign rating:

                 Countries rated NAIC-1:
        6.01     Country:                                    $0                0.000%
        6.02     Country:                                    $0                0.000%

                 Countries rated NAIC-2:
        6.03     Country:                                    $0                0.000%
        6.04     Country:                                    $0                0.000%

                 Countries rated NAIC-3 or below:
        6.05     Country:                                    $0                0.000%
        6.06     Country:                                    $0                0.000%

7.     Aggregate unhedged foreign currency exposure          $0                0.000%

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

                                                            Amount           Percentage
                                                            ------           ----------
        8.01     Countries rated NAIC-1                      $0                0.000%
        8.02     Countries rated NAIC-2                      $0                0.000%
        8.03     Countries rated NAIC-3 or below             $0                0.000%

9. Two largest unhedged foreign currency exposures to a single country, categorized by the country's NAIC sovereign rating:

                 Countries rated NAIC-1:
        9.01     Country:                                    $0                0.000%
        9.02     Country:                                    $0                0.000%
                 Countries rated NAIC-2:
        9.03     Country:                                    $0                0.000%
        9.04     Country:                                    $0                0.000%
                 Countries rated NAIC-3 or below:
        9.05     Country:                                    $0                0.000%
        9.06     Country:                                    $0                0.000%

10.    List the 10 largest non-sovereign (i.e. non-governmental) foreign issues:

       10.01     NAIC rating:                               $0                 0.000%
       10.02     NAIC rating:                               $0                 0.000%
       10.03     NAIC rating:                               $0                 0.000%
       10.04     NAIC rating:                               $0                 0.000%
       10.05     NAIC rating:                               $0                 0.000%
       10.06     NAIC rating:                               $0                 0.000%
       10.07     NAIC rating:                               $0                 0.000%
       10.08     NAIC rating:                               $0                 0.000%
       10.09     NAIC rating:                               $0                 0.000%
       10.10     NAIC rating:                               $0                 0.000%

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                                December 31, 2002


11.    State the amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure, including
       Canadian-currency-denominated investments of (11.01)                                         $0          0.000%
       supporting Canadian-denominated insurance liabilities of (11.02)                             $0          0.000%

       Assets held in Canadian investments less than 2.5% of the reporting entity's total
       admitted assets, therefore detail not required for interrogatory 12. (11.03)                  Yes [X]     No [ ]

12.    Aggregate Canadian investment exposure:

       12.01     Canadian investments                         $0                0.000%
       12.02     Unhedged Canadian currency exposure          $0                0.000%


13. State the aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions (defined as investments having restrictions that prevent investments from being sold within 90 days).

       Assets held in investments with contractual sales restrictions less than
       2.5% of the reporting entity's total admitted assets, therefore detail
       not required for interrogatory 13.                                                            Yes [X]    No [ ]

       13.01     Aggregate statement value of investments
                 with contractual sales restrictions         $0                0.000%

                 Largest 3 investments with contractual
                 sales restrictions:
       13.02                                                  $0                0.000%
       13.03                                                  $0                0.000%
       13.04                                                  $0                0.000%

14.    State the amounts and percentages of admitted assets held in the largest
       10 equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities, and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1).

       Assets held in equity interests less than 2.5% of the reporting entity's
       total admitted assets, therefore detail not required for interrogatory 14.                    Yes [X]    No [ ]

                 Investment Category
                 -------------------
       14.01                                                  $0                0.000%
       14.02                                                  $0                0.000%
       14.03                                                  $0                0.000%
       14.04                                                  $0                0.000%
       14.05                                                  $0                0.000%
       14.06                                                  $0                0.000%
       14.07                                                  $0                0.000%
       14.08                                                  $0                0.000%
       14.09                                                  $0                0.000%
       14.10                                                  $0                0.000%


15. State the amounts and percentages of the reporting entity's total admitted assets held in nonaffiliated, privately placed equities
       (included in other equity securities) and excluding securities eligible for sale under Securities Exchange Commission (SEC) Rule 144a or SEC Rule
       144 without volume restrictions.

       Assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets, therefore detail not
       required for interrogatory 15.                                                                Yes [X]    No [ ]

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                                December 31, 2002

       15.01     Aggregate statement value of investments held
                 in nonaffiliated, privately placed equities         $0                0.000%

                 Largest 3 investments held in nonaffiliated,
                 privately placed equities:
       15.02                                                         $0                0.000%
       15.03                                                         $0                0.000%
       15.04                                                         $0                0.000%

16. State the amounts and percentages of the reporting entity's total admitted assets held in general partnership interests (included in other equity securities).

       Assets held in general partnership interests less than 2.5% of the reporting entity's total admitted assets, therefore detail not required
       for interrogatory 16.                                                                         Yes [X]    No [ ]

       16.01     Aggregate statement value of investments
                 held in general partnership interests               $0               0.000%

                 Largest 3 investments with contractual sales
                 restrictions:
       16.02                                                         $0               0.000%
       16.03                                                         $0               0.000%
       16.04                                                         $0               0.000%

17. With respect to mortgage loans reported in Schedule B, state the amounts and percentages of the reporting entities total admitted assets held.

       Mortgage loans reported in Schedule B less than 2.5% of the reporting entity's total admitted assets, therefore detail not required for
       interrogatories 17 and 18.                                                                    Yes [X]    No [ ]

       Each of the 10 largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

             Type (Residential, Commercial, Agricultural)
             --------------------------------------------
       17.01                                       $0                0.000%
       17.02                                       $0                0.000%
       17.03                                       $0                0.000%
       17.04                                       $0                0.000%
       17.05                                       $0                0.000%
       17.06                                       $0                0.000%
       17.07                                       $0                0.000%
       17.08                                       $0                0.000%
       17.09                                       $0                0.000%
       17.10                                       $0                0.000%

18. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

                 Loan-to-Value     Residential      Commercial       Agricultural
                 -------------     -----------      ----------       ------------
       18.01     above 95%         $0    0.000%     $0   0.000%      $0     0.000%
       18.02     91% to 95%        $0    0.000%     $0   0.000%      $0     0.000%
       18.02     81% to 90%        $0    0.000%     $0   0.000%      $0     0.000%
       18.04     71% to 80%        $0    0.000%     $0   0.000%      $0     0.000%
       18.05     below 70%         $0    0.000%     $0   0.000%      $0     0.000%


                                      36                             (Continued)

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                                December 31, 2002


       18.06     Construction loans                                  $0                0.000%
       18.07     Mortgage loans over 90 days past due                $0                0.000%
       18.08     Mortgage loans in the process of foreclosure        $0                0.000%
       18.09     Mortgage loans foreclosed                           $0                0.000%
       18.10     Restructured mortgage loans                         $0                0.000%

19. State the amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule
       A, excluding property occupied by the company.

       Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A less than 2.5% of the reporting entity's total admitted assets, therefore
       detail not required for interrogatory 19.                                                     Yes [X]    No [ ]

       19.01                                                         $0                0.000%
       19.02                                                         $0                0.000%
       19.03                                                         $0                0.000%
       19.04                                                         $0                0.000%
       19.05                                                         $0                0.000%

20. State the amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:


                                                                     At Year-End        At End of Each Quarter
                                                                     -----------       ---------------------------
                                                                                       1st Qtr   2nd Qtr   3rd Qtr

        20.01    Securities lending (do not include assets
                 held as collateral for such transactions)           $0       0.000%   $0        $0         $0
        20.02    Repurchase agreements                               $0       0.000%   $0        $0         $0
        20.03    Reverse repurchase agreements                       $0       0.000%   $0        $0         $0
        20.04    Dollar repurchase agreements                        $0       0.000%   $0        $0         $0
        20.05    Dollar reverse repurchase agreements                $0       0.000%   $0        $0         $0

21. State the amounts and percentages indicated below for warrants not attached to other financial instruments, options, caps, and floors:

                                                Owned                   Written
                                                -----                   -------

       21.01     Hedging                    $0      0.000%            $0       0.000%
       21.02     Income generation          $0      0.000%            $0       0.000%
       21.03     Other                      $0      0.000%            $0       0.000%

22.    State the amounts and percentages indicated below of potential exposure
       (defined as the amount determined in accordance with the NAIC Annual
       Statement Instructions) for collars, swaps, and forwards:


                                              At Year-End     At End of Each Quarter
                                              -----------    ---------------------------
                                                             1st Qtr   2nd Qtr   3rd Qtr

       22.01     Hedging                    $0      0.000%   $0        $0        $0
       22.02     Income generation          $0      0.000%   $0        $0        $0
       22.03     Replications               $0      0.000%   $0        $0        $0
       22.04     Other                      $0      0.000%   $0        $0        $0

                    FIDELITY SECURITY LIFE INSURANCE COMPANY

                                December 31, 2002


23.    State the amounts and percentages indicated below of potential exposure
       (defined as the amount determined in accordance with the NAIC Annual
       Statement Instructions) for futures contracts:

                                              At Year-End     At End of Each Quarter
                                              -----------    ---------------------------
                                                             1st Qtr   2nd Qtr   3rd Qtr

       23.01     Hedging                    $0      0.000%   $0        $0        $0
       23.02     Income generation          $0      0.000%   $0        $0        $0
       23.03     Replications               $0      0.000%   $0        $0        $0
       23.04     Other                      $0      0.000%   $0        $0        $0

24. State the amounts and percentages of 10 largest investments included in the Write-ins for Invested Assets category included on the Summary
       Investment Schedule:

       24.01                               $0                           0.000%
       24.02                               $0                           0.000%
       24.03                               $0                           0.000%
       24.04                               $0                           0.000%
       24.05                               $0                           0.000%
       24.06                               $0                           0.000%
       24.07                               $0                           0.000%
       24.08                               $0                           0.000%
       24.09                               $0                           0.000%
       24.10                               $0                           0.000%

       See accompanying independent auditor's report.


                                       38

                                     PART C

                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

A. FINANCIAL STATEMENTS

The Financial Statements of the Separate Account and the Company are included in Part B.

B. EXHIBITS

1.   Resolution   of  Board  of  Directors  of  the  Company   authorizing   the
     establishment of the Separate Account.*

2.   Not Applicable.

3.   (i) Draft Distribution and Principal  Underwriters  Agreement.**
    (ii) Draft Affiliation Agreement.**
   (iii) Draft Form of Selling Agreement.**

4. (i) Individual Flexible Purchase Payment Deferred Variable and Fixed Annuity Contract.**
    (ii) IRA  Endorsement.**
   (iii) 403(b)  Endorsement.**
    (iv) Unisex  Endorsement.**
     (v) Company Completion  Benefit.**
    (vi) Company Completion  Benefit.**
   (vii) Loan Provision  Endorsement.**
   (viii)401 Plan Endorsement.**
    (ix) 457  Plan  Endorsement.**
    (x)  Terminal  Illness  and Nursing  Home or  Hospital  Confinement
         Endorsement.**
   (xi)  Roth  408(a) Endorsement.**

5.   Application Forms.**

6.   (i) Copy of Articles of  Incorporation  of the  Company.*
    (ii) Copy of the Bylaws of the Company.*

7.   Not Applicable.

8.   (i) IMSF Participation Agreement.**
    (ii) Form of Janus Participation Agreement.

9.   Opinion and Consent of Counsel.

10.  Independent Auditors Consents.

11.  Not Applicable.

12.  Not Applicable.

13.  Not Applicable.

14.  Not Applicable.

15.  Company Organizational Chart.***

* Incorporated by reference to Registrant's Form N-4 (File Nos. 333-69647 and 811-09167) electronically filed on December 23, 1998.

** Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to Form N-4 (File Nos. 333-69647 and 811-09167) electronically filed on April 14, 1999.

*** Incorporated by reference to Registrant's Post-Effective Amendment No. 3 to Form N-4 (File Nos. 333-69647 and 811-09167) electronically filed on April 26, 2002.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The following are the Executive Officers and Directors of the Company:

Name and Principal                      Position and Offices
Business Address*                          with Depositor
- -----------------------       ----------------------------------------
Richard Forrest Jones         Chief Executive Officer, Chief Financial
                              Officer, President, Treasurer and Director

Michael Eugene Hall           Sr. Vice President, Director

Mark Linsley Burley           Vice President of Administration'

William Robert Hobbs II       Vice President, Controller and Assistant Secretary

David James Smith III         Senior Vice President, Secretary and Director

Dorothy Marie Jones           Director

Albert Harry Wohlers          Director
                              1440 N. Northwest Hwy.
                              Park Ridge, IL

George John Bereska           Director

Richard L. Andrews            Director
                              118 Hill Hall
                              Columbia, MO

Robert Eugene McGannon        Director
                              922 Walnut
                              Kansas City, MO

Gale Thomas Bartow            Consultant, Director
                              1201 Fairway Circle
                              Blue Springs, MO

Larry G. Vogt                 Director
                              3822 Summit
                              Kansas City, MO 64111

* The principal business address for all officers and directors listed above is 3130 Broadway, Kansas City, Missouri 64111-2406 except as noted above.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Company organizational chart is incorporated by reference to Registrant's Form N-4 (File Nos. 333-69647 and 811-09167) electronically filed on December 23, 1998.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of March 31, 2003 there were 756 Qualified Contract Owners and 39 Non-Qualified Contract Owners.

ITEM 28. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Bylaws of the Company (Article XII) provide, in part, that:

The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

ITEM 29. PRINCIPAL UNDERWRITERS

(a)  Not Applicable.

(b) National Pension & Group Consultants, Inc. ("NPGC") is the principal underwriter for the Policies. The following persons are the officers and directors of NPGC. The principal business address for each officer and director of NPGC is 3130 Broadway, Kansas City, MO 64111-2406.

      Name and Principal  Positions and Offices
      Business Address    with Underwriter
      ----------------    ----------------

      Richard F. Jones    President, Treasurer
      Michael E. Hall     Vice President
      Stephen A. Elliott  Chief Compliance Officer and Secretary

(c)  Not Applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

David James, Assistant Vice President, whose address is 3130 Broadway, Kansas City, Missouri 64111-2406, maintains physical possession of the accounts, books or documents of the Separate Account required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

ITEM 31. MANAGEMENT SERVICES

Not Applicable.

ITEM 32. UNDERTAKINGS

a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or
     (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

d. Fidelity Security Life Insurance Company ("Company") hereby represents that the fees and charges deducted under the Contracts described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

                                 REPRESENTATIONS

The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

1.   Include  appropriate  disclosure  regarding  the  redemption   restrictions
     imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2.   Include  appropriate  disclosure  regarding  the  redemption   restrictions
     imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by
     Section 403(b)(11) to the attention of the potential participants;

4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf in the City of Kansas City and State of Missouri, on this 21st day of April, 2003.

                             FSL SEPARATE ACCOUNT M
                             (Registrant)

                         By: FIDELITY SECURITY LIFE INSURANCE COMPANY



                             (Depositor)

                         By:  /s/DAVID J. SMITH
                              ---------------------------------------


                             FIDELITY SECURITY LIFE INSURANCE COMPANY
                             (Depositor)

                         By:   /s/DAVID J. SMITH
                               -----------------------------------


Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                     Title                      Date
- ---------                   -----                      ----

                            Chief Executive Officer,
/S/RICHARD F. JONES*        Chief Financial Officer,     4/21/03
- -----------------------   President, Treasurer         -------
Richard F. Jones            and Director (Principal
                            Executive Officer and
                            Principal Financial
                            Officer)

/s/DAVID J. SMITH
- -----------------------   Director                     4/21/03
David J. Smith                                           -------

/S/ WILLIAM R. HOBBS II*    Vice President, Controller   4/21/03
- -----------------------   and Assistant Secretary      --------
William R. Hobbs II

                                                        4/21/03
/S/MICHAEL E. HALL*         Director                    -------
- -----------------------
Michael E. Hall


/S/DOROTHY M. JONES*        Director                    4/21/03
- -----------------------                               -------
Dorothy M. Jones


GALE T. BARTOW*             Director                    4/21/03
- -----------------------                               -------
Gale T. Bartow

                                                        4/21/03
ALBERT H. WOHLERS*          Director                    -------
- -----------------------
Albert H. Wohlers

                                                        4/21/03
GEORGE J. BERESKA*          Director                    -------
- -----------------------
George J. Bereska

                                                        4/21/03
RICHARD L. ANDREWS*         Director                    -------
- -----------------------
Richard L. Andrews

                                                        4/21/03
ROBERT E. MCGANNON*         Director                    -------
- -----------------------
Robert E. McGannon



*By /s/DAVID J. SMITH
    ---------------------------------------
    David J. Smith, Attorney-in-Fact



                                INDEX TO EXHIBITS


EX-99B.8(ii)   Form of Fund Participation Agreement with Janus Aspen Series
EX-99.B9       Opinion and Consent of Counsel
EX-99.B10      Independent Auditors Consents